UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23847

__________________

Oxford Park Income Fund, Inc.

(Exact name of registrant as specified in charter)

__________________

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Park Income Fund, Inc.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

__________________

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1.       Reports to Shareholders

The annual report to shareholders for the year ended September 30, 2025, is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

Oxford Park Income Fund, Inc.

Annual Report

September 30, 2025

oxfordparkincome.com

OXFORD PARK INCOME FUND, INC.

i

Oxford Park Income Fund, Inc.
(Unaudited)

Letter to Shareholders and Management’s Discussion of Fund Performance

November 25, 2025
To Our Shareholders:

Company Overview

We are pleased to submit to you the report of Oxford Park Income Fund, Inc. (“we”, “us”, “our”, the “Fund” or “Oxford Park”) for the fiscal year ended September 30, 2025.

The Fund offers its shares on a continuous basis at the then-current net asset value (“NAV”) per share for its Class A, Class C, Class I and Class L shares, plus any applicable sales load. The Fund sells its shares with varying up-front sales loads. Shareholders purchasing Class A shares will pay selling commissions of up to 6.0% and dealer manager fees of up to 0.75%. Shareholders purchasing Class C shares will pay dealer manager fees of up to 0.75%, but no selling commissions. Shareholders purchasing Class I shares will not pay selling commissions or dealer manager fees. Shareholders purchasing Class L shares will pay selling commissions of up to 3.50% and dealer manager fees of up to 0.75%. Class L shares are subject to a distribution and/or shareholder servicing fee at the annual rate of 0.50% of the daily average net asset value of Class L for the applicable month, 0.25% of which is characterized as a “distribution fee” and 0.25% of which is characterized as a “shareholder servicing fee”. Under no circumstances will the selling commission and the dealer manager fee exceed 6.75%. As of September 30, 2025, there are no Class C shares outstanding.

2025 Portfolio Review

The NAV of the Fund’s Class A, Class I and Class L shares at September 30, 2025 was $24.17, $24.15 and $23.94, respectively(1).

As of September 30, 2025, we held equity investments in 56 different CLO structures, and no debt investments.

For the year ended September 30, 2025, net investment income, calculated in accordance with GAAP, was approximately $7.0 million.

For the year ended September 30, 2025, we recorded a net decrease in net assets resulting from operations of approximately $810,000 (inclusive of realized and unrealized gains and losses).

For the year ended September 30, 2025, we made investments of approximately $57.8 million, received approximately $1.8 million from sales of our CLO investments and received approximately $1.7 million from repayment of warehouse facilities.

____________

1.       As of September 30, 2025, the Fund had not yet issued any Class C shares. Since April 3, 2023 (commencement of operations) to December 29, 2023, the Fund had issued and outstanding one class of shares of its common stock (for purposes of the 1940 Act) comprised of shares classified as Class A Common Stock, Class C Common Stock and Class I Common Stock under the Fund’s Charter (as defined herein). On October 4, 2023, those classes of shares of common stock was designated “Initial Class” or “Initial shares” (for purposes of the 1940 Act) with varying sales loads, as described below. On December 19, 2023, the Fund and Oxford Park Management, LLC (“the Adviser”) received exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) permitting the Fund to issue multiple classes of shares of common stock with varying sales loads, contingent deferred sales charges, and/or asset-based service and/or distribution fees. On December 28, 2023, the Fund filed Articles of Amendment to its Charter authorizing the Fund to issue shares of common stock classified as Class L Common Stock. On December 29, 2023, the Fund transitioned into a multi-class fund structure with the introduction of Class L shares, and commenced offering two classes of shares (for purposes of the 1940 Act), Initial shares (classified as Class A Common Stock, Class C Common Stock and Class I Common Stock under the Charter) and Class L Common Stock, as of that date. On May 14, 2024, the Board of Directors, including a majority of the Directors who are not considered “interested persons” (as defined in the 1940 Act), adopted an Amended and Restated Multiple Class Plan, effective as of June 1, 2024 (the “Effective Date”). The Fund’s Initial shares, were re-designated as three separate classes (for purposes of the 1940 Act), Class A, Class C and Class I, as of the Effective Date, reflecting the classification of such shares under the Fund’s Charter as described above.

Oxford Park Income Fund, Inc.
(Unaudited)

We note that there may be significant differences between Oxford Park’s earnings prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made those distributions may represent a return of capital on a tax basis. While reportable GAAP income from our CLO equity investments for the year ended September 30, 2025 was approximately $7.7 million, we received or were entitled to receive approximately $7.3 million in distributions from our CLO equity investments.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk-adjusted total return. Our current focus is to seek that return by investing in equity and junior debt tranches of CLO vehicles(2), which are collateralized primarily by diverse portfolios of senior loans made to companies whose debt is unrated or is rated below investment grade and, to a limited extent, subordinated and/or unsecured loans and bonds. Such CLO vehicles generally have little to no exposure to real estate loans, mortgage loans or pools of consumer-based debt, such as credit card receivables or auto loans.

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, have met established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit or industry.

The Fund’s investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate Senior Loans that may be used to form the basis of a CLO vehicle. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing.

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 5. Risks and Uncertainties” and “PRINCIPAL RISKS” starting on pages 34 and 51, as well as our prospectus, carefully.

Market Overview and Opportunity

Despite a period of heightened volatility in early April 2025, the CLO and leveraged loan markets demonstrated steadiness from mid-April through September 2025, supported by continual investor demand, tightening spreads, and broadly stable credit fundamentals. The Morningstar LSTA US Leveraged Loan Index (“Loan Index”) was 96.31% as of March 31, 2025, and reached a high of 97.58% in July before settling at 97.06% as of September 30, 2025. The increase in U.S. loan prices led to an approximate 6-point increase in median U.S. CLO equity net asset values for the year. CLO new issuance for the prior six months totaled approximately $104 billion, and reset and refinancing activity totaled $158 billion, broadly consistent with levels observed during the same period in the prior year. The 12-month trailing default rate for the Loan Index remained flat at 4.3% as of September 30, 2025, compared to March 31, 2025, when including traditional defaults and out-of-court restructurings, exchanges, and sub-par buybacks. With this backdrop, we continue to see compelling opportunities and remain active in both the primary and secondary markets, while remaining cautious of potential headwinds from (i) policy uncertainty, (ii) interest rate expectations, and (iii) escalating geopolitical tension.

____________

2.       A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

Oxford Park Income Fund, Inc.
(Unaudited)

Economic and Market Conditions

From time to time, capital markets may experience periods of volatility and instability for a variety of reasons. The factors described herein may affect market, economic and geopolitical conditions, and thereby adversely affect the Fund including, without limitation, economic slowdown in the United States and internationally, changes in interest rates and/or a lack of availability of credit in the United States and internationally, commodity price volatility and changes in law and/or regulation, and uncertainty regarding government and regulatory policy. The full impact of any such risks is uncertain and difficult to predict.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Specifically, conflict between Russia and Ukraine and in the Middle East, and resulting market volatility, could adversely affect the Fund’s business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the United States and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund’s business, financial condition, cash flows and results of operations and could cause the NAV of the Fund’s common shares and/or debt securities to decline. These market and economic disruptions could also negatively impact the operating results of the Fund’s investments.

The Fund’s ability to pay distributions might be adversely affected by the impact of one or more of the risks discussed in this section. The Fund cannot assure investors that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions.

Jonathan H. Cohen
Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance during the year ended September 30, 2025. The views and opinions in this letter were current as of November 25, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the SEC.

Oxford Park Income Fund, Inc.
(Unaudited)

Important Information

This report is transmitted to the shareholders of the Fund and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the SEC.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change subsequent to the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Oxford Park Income Fund, Inc.

Oxford Park Income Fund, Inc. is a non-diversified closed-end management investment company. It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of CLO vehicles. The Fund’s investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements (including statements containing words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements) and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data
(Unaudited)

The graph below compares the cumulative shareholder return on our Class A shares of common stock with that of the S&P BDC Index, as we do not believe there is an appropriate index of companies with an investment strategy similar to our own with which to compare the return on our common stock, for the year ended September 30, 2025. The graph assumes that, on April 3, 2023 (the commencement of our investment operations), a person invested $10,000 in our Class A shares of common stock and the S&P BDC Index. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown.

The graph measures cumulative total shareholder return, which takes into account both changes in net asset value and distributions. Total return based on net asset value is calculated assuming that Class A shares of the Fund’s common stock were purchased at the net asset value as of the beginning of the period (up to the maximum sales load, 6.75%), and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, and that the total number of shares were sold at the closing net asset value price per share on the last day of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. S&P BDC Index returns do not reflect payment of any sales charges, expenses or fees an investor may pay to purchase the underlying securities or investment funds that are intended to track the performance of the S&P BDC Index, which would lower performance.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

VALUE OF $10,000 INVESTMENT*

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
4/3/23
4/23
5/23
6/23
7/23
8/23
9/23
10/23
11/23
12/23
1/24
2/24
3/24
4/24
5/24
6/24
7/24
8/24
9/24
10/24
11/24
12/24
1/25
2/25
3/25
4/25
5/25
6/25
7/25
8/25
9/25
Oxford Park
S&P BDC

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*        The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Class A shares of common stock since the commencement of operations (assuming that the maximum sales load, and other charges deducted from payments, is deducted from the initial $10,000 investment). Past performance does not guarantee future results. All returns reflect reinvested distributions as provided for in the Fund’s distribution reinvestment plan, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to June 1, 2024, the Fund’s Class A shares of common stock were designated Initial shares — Class A.

OXFORD PARK INCOME FUND, INC.
(Unaudited)

	Total Return for the Year Ended September 30, 2025	Cumulative Total Return Since Commencement of Operations
Without sales load
Oxford Park Income Fund, Inc. – Class A(d)(f)	1.26%	32.44%
Oxford Park Income Fund, Inc. – Class I(d)(f)	1.22%	32.34%
Oxford Park Income Fund, Inc. – Class L(e)	0.67%	2.65%
S&P BDC Index	0.34%	33.92%

With sales load
Oxford Park Income Fund, Inc. – Class A(a)(d)(f)	(5.58)%	23.50%
Oxford Park Income Fund, Inc. – Class I(c)(d)(f)	1.22%	32.34%
Oxford Park Income Fund, Inc. – Class L(b)(e)	(3.61)%	(1.72)%
S&P BDC Index	0.34%	33.92%

____________

(a)      Return figures are adjusted for initial maximum sales load, related to Class A shares, of 6.75%.

(b)      Return figures are adjusted for initial maximum sales load, related to Class L shares, of 4.25%.

(c)      Class I shares do not have a sales load.

(d)      Performance for Class A and Class I were the same as Initial Class for the period April 3, 2023 (commencement of operations) through May 31, 2024, at which point Initial Class was re-designated to Class A and Class I and individual class performance is reflected through September 30, 2025.

(e)      Class L commenced operations on May 1, 2024.

(f)      Class A and Class I commenced operations on June 1, 2024.

Data for Oxford Park Income Fund, Inc. represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividend distributions as provided for in the Fund’s distribution reinvestment plan, and data under the heading “with sales load” assumes any applicable sales load, denoted above. Past performance is no guarantee of future results.

The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The index shown herein has not been selected to represent a benchmark for a strategy’s performance, but is instead disclosed to allow for comparison of the Fund’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (“BDCs”) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although the Fund is not a BDC, BDCs generally invest in high yielding credit investments, as does the Fund. In addition, similar to the Fund, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Performance noted above for Oxford Park Income Fund, Inc. would have been lower if the Expense Support and Reimbursement Agreement was not in effect for the period April 3, 2023 (commencement of operations) through May 31, 2025. The Fund and Oxford Park Management, LLC (“the Adviser”) entered into the Expense Support and Reimbursement Agreement, dated April 3, 2023. Pursuant to the Expense Support and Reimbursement Agreement, the Adviser will pay or be responsible for all ordinary and operating expenses, which shall consist of all ordinary expenses of the Fund, including pricing and bookkeeping fees, transfer agent fees, organization and offering expenses, fees and expenses of the Fund’s directors who are not “interested persons” of the Fund or of the Adviser, audit fees, legal fees related to the organization and offering of the Fund, and related costs associated with legal, regulatory compliance and investor relations (“Ordinary Operating Expenses”) incurred by or on behalf of the Fund until such time that the Fund has total assets of $50 million, subject to the reimbursement described in the Fund’s Prospectus. Please review the Fund’s Prospectus for more detail on the Expense Support and Reimbursement Agreement. On May 15, 2025, the Board approved an Amended and Restated Expense Support Agreement to be entered into upon expiration of the Expense Support and Reimbursement Agreement (the Amended and Restated Expense Support Agreement, together with the Expense Support and Reimbursement Agreement, are together referred to herein, as the context requires, as the “Expense Support Agreement”). Effective May 31, 2025, until such time that the Fund has total assets of $100 million (the “Expense Payment Period”), the Adviser will pay and otherwise be legally responsible for the Ordinary Operating Expenses (as defined in the Expense Support Agreement, see “Note 4. Related Party Transactions”) incurred by or on behalf of the Fund that exceed 1/12th of 1.50% per month based on the Fund’s previous month’s total assets (the “Expense Cap”). The Fund will pay and otherwise be legally responsible for Ordinary Operating Expenses up to the Expense Cap incurred by it or by others on its behalf until the end of the Expense Payment Period and for all Ordinary Operating Expenses incurred by it or others on its behalf on and after the Expense Payment Period.

The Adviser signed a waiver letter agreement dated April 3, 2023 (the “Waiver Letter”) pursuant to which the Adviser agreed to irrevocably waive any Management Fee and Incentive Fee due from the Fund to the Adviser through the period ended March 31, 2024 pursuant to the Investment Advisory Agreement between the Fund and the Adviser. Effective May 30, 2024, the Adviser signed an extension to the Initial Waiver Letter pursuant to which the Adviser agreed to irrevocably waive any Management Fee and Incentive Fee due from the Fund to the Adviser through the period ending September 30, 2024, pursuant to the Investment Advisory Agreement between the Fund and the Adviser. The Adviser signed an extension to the Initial Waiver Letter dated September 3, 2024 pursuant to which the Adviser agreed to irrevocably waive any Management Fee and Incentive Fee due from the Fund to the Adviser through the period ending December 31, 2024, pursuant to the Investment Advisory Agreement between the Fund and the Adviser. Effective January 1, 2025, the Adviser agreed on November 20, 2024, to voluntarily and irrevocably waive any Incentive Fee due from the Fund to the Adviser through the period ending March 31, 2025, pursuant to the Investment Advisory Agreement between the Fund and the Adviser. Effective April 1, 2025, the Adviser agreed on May 19, 2025, to voluntarily and irrevocably waive any Incentive Fee due from the Fund to the Adviser through the period ending June 30, 2025, pursuant to the Investment Advisory Agreement between the Fund and the Adviser. Effective July 1, 2025, the Adviser agreed on June 18, 2025, to voluntarily and irrevocably waive any Incentive Fee due from the Fund to the Adviser through the period ending September 30, 2025, pursuant to the Investment Advisory Agreement between the Fund and the Adviser.

The Fund offers its shares on a continuous basis at then-current net asset value (“NAV”) per share of the relevant class plus any applicable sales load. The Fund sells its shares with varying up-front sales loads. Shareholders purchasing Class A shares will pay selling commissions of up to 6.0% and dealer manager fees of up to 0.75%. Shareholders purchasing Class C shares will pay dealer manager fees of up to 0.75%, but no selling commissions. Shareholders purchasing Class I shares will not pay selling commissions or dealer manager fees. Shareholders purchasing Class L shares will pay selling commissions of up to 3.50% and dealer manager fees of up to 0.75%. Class L shares are subject to a distribution and/or shareholder servicing fee at an annual rate of 0.50% of the daily average net asset value of the Fund attributable to Class L shares for the applicable month, 0.25% of which is characterized as a “distribution fee” and 0.25% of which is characterized as a “shareholder servicing fee.” Under no circumstances will the selling commission and the dealer manager fee exceed 6.75%. The Fund is authorized to sell an aggregate number of shares up to the maximum offering of shares. Regardless of the sales load paid, each Class A, Class C, Class I and Class L shares will have identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of the Fund’s income and expenses, except with respect to the shareholder and distribution servicing fees, which are only applicable to Class L shares. The Fund and the Adviser rely on exemptive relief from the SEC that permits the Fund to issue multiple classes of shares of common stock with varying sales loads, contingent deferred sales charges, and/or asset-based service and/or distribution fees.

OXFORD PARK INCOME FUND, INC.
(Unaudited)

TOP TEN HOLDINGS
AS OF sEPTEMBER 30, 2025

Investment	Maturity	Fair Value	% of Net Assets
Brant Point CLO 2024-3, Ltd. (f/k/a Sound Point CLO 38, Ltd.) – CLO subordinated notes	February 20, 2037	$3,852,500	6.15%
Tallman Park CLO, Ltd. – CLO subordinated notes	July 20, 2038	$3,091,000	4.93%
Ares Loan Funding IX, Ltd. – CLO subordinated notes	March 31, 2038	$2,903,670	4.63%
Lakeside Park CLO, Ltd. – CLO subordinated notes	April 15, 2038	$2,812,030	4.49%
Regatta 32 Funding Ltd. – CLO subordinated notes	July 25, 2038	$2,592,266	4.14%
Signal Peak CLO 7, Ltd. (f/k/a Mariner CLO 7, Ltd.) – CLO subordinated notes	October 20, 2037	$2,556,145	4.08%
Barings CLO Ltd. 2022-IV – CLO subordinated notes	October 20, 2037	$2,555,000	4.08%
Allegro CLO XII, Ltd. – CLO subordinated notes	July 21, 2037	$2,534,500	4.05%
Sculptor CLO XXXV, Ltd. – CLO subordinated notes	April 27, 2038	$2,345,000	3.74%
Regatta X Funding Ltd. – CLO subordinated notes	July 17, 2037	$2,332,000	3.72%

Portfolio Investment Breakdown as of September 30, 2025
(Excludes cash equivalents and other assets)

Principal Risks

For a description of the principal risk factors associated with an investment in the Fund. Please refer to “Note 5. Risks and Uncertainties” and “PRINCIPAL RISKS” starting on pages 34 and 51, respectively.

OXFORD PARK INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2025
ASSETS
Investments, at fair value (cost: $68,478,778)	$60,147,955
Cash equivalents	4,345,811
Due from affiliate (Note 4)	851,220
Distributions receivable	435,854
Cash	124,618
Other assets	58,718
Deferred offering costs (Note 2)	40,264
Fee receivable	2,390
Total assets	66,006,830

LIABILITIES
Tender offer payable	1,750,246
Professional fees payable	808,774
Base management fee payable	313,921
Securities purchased not settled	244,865
Accrued expenses	206,663
Accounting fees payable	20,769
Directors’ fees payable	3,750
Distribution fee payable (Class L)	949
Shareholder servicing fee payable (Class L)	949
Total liabilities	3,350,886

COMMITMENTS AND CONTINGENCIES (Note 2, Note 4, Note 8)

NET ASSETS	$62,655,944

NET ASSETS consist of:
Common stock, $0.001 par value	$2,595
Capital in excess of par value	65,420,018
Total distributable earnings/(accumulated losses)	(2,766,669)
Total net assets	$62,655,944

Class A:
Net assets	$29,312,349
Shares of beneficial interest outstanding ($0.001 par value, 100,000,000 shares authorized)	1,212,968
Net asset value, per share	$24.17
Maximum offering price per share, based on maximum sales charge of 6.75% of the offering price	$25.92

Class I:
Net assets	$28,863,079
Shares of beneficial interest outstanding ($0.001 par value, 50,000,000 shares authorized)	1,195,340
Net asset value, per share	$24.15

Class L:
Net assets	$4,480,516
Shares of beneficial interest outstanding ($0.001 par value, 50,000,000 shares authorized)	187,131
Net asset value, per share	$23.94
Maximum offering price per share, based on maximum sales charge of 4.25% of the offering price	$25.01

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2025

COMPANY/INVESTMENT(1)(8)(9)	ACQUISITION DATE(10)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments
Structured Finance – Equity Investments
ALM VII (R), Ltd.
CLO preference shares(5)(7)(12), (Estimated yield 18.54%, maturity January 15, 2036)	09/05/2024	$5,601,000	$1,586,150	$1,090,821

Allegro CLO XII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 21.78%, maturity July 21, 2037)	04/25/2025	5,069,000	2,681,948	2,534,500

Ares Loan Funding IX, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.44%, maturity March 31, 2038)	03/03/2025	3,900,000	2,942,352	2,903,670

Ares XLIII CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 18.36%, maturity January 15, 2038)	08/17/2023	1,028,690	262,037	266,714

Ares XLIV CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 21.38%, maturity April 15, 2034)	12/15/2023	1,000,000	259,086	207,752

Atlas Senior Loan Fund XXIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.28%, maturity July 20, 2037)	01/13/2025	1,475,000	783,375	693,250

Bain Capital Credit CLO 2017-2, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 13.74%, maturity July 25, 2037)	01/17/2024	626,000	356,541	275,440

Barings CLO Ltd. 2022-IV
CLO subordinated notes(5)(7), (Estimated yield 17.40%, maturity October 20, 2037)	03/11/2025	3,500,000	2,736,011	2,555,000

BlueMountain CLO XXIII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.28%, maturity July 20, 2037)	11/12/2024	3,750,000	1,797,443	1,275,000

BlueMountain CLO XXXI Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 15.38%, maturity April 19, 2034)	04/16/2024	1,130,117	618,965	420,969

Carlyle US CLO 2024-F, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 13.47%, maturity October 25, 2037)	10/10/2024	1,446,667	1,196,023	1,027,134

CBAMR 2021-15, LLC
CLO subordinated notes(5)(7)(12), (Estimated yield 19.43%, maturity January 20, 2038)	05/07/2025	2,900,000	1,272,505	1,218,000

CIFC Funding 2014-V, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.37%, maturity July 17, 2037)	02/21/2025	5,000,000	2,156,929	1,850,000

Dryden 78 CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 10.76%, maturity April 17, 2037)	07/25/2023	686,274	395,270	295,098

(Continued on next page)

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
SCHEDULE OF INVESTMENTS — (continued)
SEPTEMBER 30, 2025

COMPANY/INVESTMENT(1)(8)(9)	ACQUISITION DATE(10)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Dryden 90 CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 12.36%, maturity September 15, 2038)	04/04/2023	$725,750	$233,131	$224,983

Elmwood CLO XII Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 18.20%, maturity October 15, 2037)	07/24/2023	750,000	429,148	352,500

Elmwood CLO 16, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 9.29%, maturity April 20, 2037)	06/07/2023	800,000	448,108	316,000

Franklin Park Place CLO I
CLO subordinated notes(5)(7)(12), (Estimated yield 21.25%, maturity April 14, 2038)	05/30/2024	1,547,366	780,886	680,841

Generate CLO 11 Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 14.32%, maturity October 20, 2037)	02/03/2025	1,789,000	1,520,747	948,170

Generate CLO 15 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.04%, maturity July 20, 2037)	05/21/2025	3,000,000	1,973,879	1,740,000

Lakeside Park CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 15.33%, maturity April 15, 2038)	03/07/2025	3,716,667	3,083,007	2,812,030

Marble Point CLO XVI Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 14.46%, maturity November 16, 2034)	04/17/2024	500,000	248,139	175,000

Magnetite XLII, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 12.23%, maturity January 25, 2038)	10/17/2024	3,005,000	2,822,035	2,193,650

Neuberger Berman CLO XVII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 13.93%, maturity July 22, 2038)	06/13/2024	1,800,000	413,533	342,000

Oaktree CLO 2019-2 Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 16.09%, maturity October 15, 2037)	01/30/2025	3,000,000	1,343,053	1,140,000

OCP CLO 2015-10, Ltd.
CLO preference shares(5)(7)(12), (Estimated yield 17.16%, maturity January 26, 2038)	07/06/2023	355,000	153,511	147,325

OCP CLO 2016-11, Ltd.
CLO preference shares(5)(7)(12), (Estimated yield 14.17%, maturity July 26, 2038)	05/31/2024	2,680,000	1,168,676	1,005,000

OCP CLO 2024-37, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 13.19%, maturity October 15, 2037)	09/27/2024	2,000,000	1,786,045	1,540,000

(Continued on next page)

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
SCHEDULE OF INVESTMENTS — (continued)
SEPTEMBER 30, 2025

COMPANY/INVESTMENT(1)(8)(9)	ACQUISITION DATE(10)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Octagon Investment Partners 42, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 16.15%, maturity July 15, 2037)	08/16/2023	$863,922	$338,699	$257,113

Octagon 52, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 15.03%, maturity July 23, 2037)	06/05/2024	1,073,171	745,566	611,707

Octagon 55, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.31%, maturity March 20, 2038)	09/28/2023	808,000	361,984	321,503

OFSI BSL X, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 19.57%, maturity April 20, 2034)	08/01/2023	275,000	160,135	85,250

Park Blue CLO 2024-V, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.18%, maturity July 25, 2037)	01/31/2025	2,500,000	1,860,943	1,575,000

PPM CLO 5, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 13.76%, maturity October 18, 2034)	12/10/2024	3,333,333	1,369,158	866,667

Reese Park CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.66%, maturity January 15, 2038)	08/13/2025	2,693,750	1,424,960	1,414,219

Regatta X Funding Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 23.86%, maturity July 17, 2037)	05/07/2025	10,600,000	2,256,073	2,332,000

Regatta XIV Funding Ltd.
CLO subordinated notes(3)(5)(7)(11)(12), (Estimated yield 0.00%, maturity October 25, 2031)	02/20/2025	5,000,000	28,380	182,000

Regatta XXXI Funding Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 16.08%, maturity March 25, 2038)	02/21/2025	1,975,269	1,974,463	1,860,308

Regatta 32 Funding Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.02%, maturity July 25, 2038)	06/11/2025	2,848,644	2,752,206	2,592,266

RR 1, Ltd.
CLO subordinated notes(3)(5)(7)(11)(12), (Estimated yield 0.00%, maturity July 15, 2035)	05/30/2024	1,916,667	221,666	202,975

Sculptor CLO XXIX, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 22.71%, maturity July 22, 2038)	09/20/2023	300,000	137,844	123,000

Sculptor CLO XXXIII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 15.66%, maturity July 20, 2037)	07/01/2024	643,000	463,648	379,370

(Continued on next page)
See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
SCHEDULE OF INVESTMENTS — (continued)
SEPTEMBER 30, 2025

COMPANY/INVESTMENT(1)(8)(9)	ACQUISITION DATE(10)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Sculptor CLO XXXIV, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 16.21%, maturity January 20, 2038)	11/15/2024	$789,000	$604,196	$520,740

Sculptor CLO XXXV, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.35%, maturity April 27, 2038)	03/24/2025	3,500,000	2,622,487	2,345,000

Signal Peak CLO 4, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 33.39%, maturity October 26, 2034)	08/09/2023	2,918,603	585,007	408,604

Signal Peak CLO 5, Ltd. (f/k/a Mariner CLO 5, Ltd.)
CLO subordinated notes(5)(7)(12), (Estimated yield 12.02%, maturity April 25, 2037)	05/20/2024	1,000,000	275,803	170,000

Signal Peak CLO 7, Ltd. (f/k/a Mariner CLO 7, Ltd.)
CLO subordinated notes(5)(7)(12), (Estimated yield 20.00%, maturity October 20, 2037)	05/21/2025	6,908,500	2,974,359	2,556,145

Signal Peak CLO 8, Ltd. (f/k/a Mariner CLO 8, Ltd.)
CLO subordinated notes(5)(7)(12), (Estimated yield 18.42%, maturity October 20, 2037)	11/08/2023	384,720	206,832	188,513

Sound Point CLO XXIII, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 24.26%, maturity July 15, 2034)	05/09/2024	1,500,000	400,378	209,264

Brant Point CLO 2024-3, Ltd. (f/k/a Sound Point CLO 38, Ltd.)
CLO subordinated notes(5)(6)(7)(12), (Estimated yield 17.29%, maturity February 20, 2037)	07/29/2025	5,750,000	3,882,822	3,852,500

Tallman Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.36%, maturity July 20, 2038)	09/09/2025	5,620,000	3,027,580	3,091,000

TCW CLO 2021-2, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 17.20%, maturity October 24, 2038)	01/25/2024	500,000	279,120	235,000

Tikehau US CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.26%, maturity January 20, 2038)	07/22/2025	1,000,000	585,728	530,000

Venture 49 CLO, Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 18.76%, maturity April 20, 2037)	12/20/2024	4,775,000	2,387,673	1,957,750

Verona Park CLO, Ltd.
CLO subordinated warehouse notes(5)(7)(12)(16), (Estimated yield 18.07%, maturity July 07, 2027)	08/04/2025	555,556	555,556	555,556

(Continued on next page)

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
SCHEDULE OF INVESTMENTS — (continued)
SEPTEMBER 30, 2025

COMPANY/INVESTMENT(1)(8)(9)	ACQUISITION DATE(10)		PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Wind River 2021-4 CLO Ltd.
CLO subordinated notes(3)(5)(7)(12), (Estimated yield 0.00%, maturity January 20, 2035)	08/15/2023		$250,000	$114,278	$15,000
Total Structured Finance – Equity Investments				68,046,077	59,669,297	95.23%
Total Collateralized Loan Obligation – Equity Investments				$68,046,077	$59,669,297	95.23%
Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments
Structured Finance – Equity Fee Note Investments

Franklin Park Place CLO I
CLO subordinated fee notes(12)(13)(14), (Maturity April 14, 2038)	05/30/2024			47,620	92,993

Sound Point CLO XXIII, Ltd.
CLO subordinated Y notes(12)(13)(14), (Maturity July 15, 2034)	05/09/2024			5,057	4,363

CLO other(12)(13)(14)	Various	(15)		380,024	381,302
Total Other CLO Equity Related Investments				432,701	478,658	0.76%
Total Investments				$68,478,778	$60,147,955	95.99%

Cash Equivalents
First American Government Obligations Fund, Class X Shares(4)(6) 4.04%			4,345,811	$4,345,811	$4,345,811
Total Cash Equivalents				$4,345,811	$4,345,811	6.94%
Total Investments and Cash Equivalents				$72,824,589	$64,493,766	102.93%

____________

(1)      We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)      Fair value is determined in good faith by the Board of Directors of the Fund.

(3)      As of September 30, 2025, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost.

(4)      Represents cash equivalents held in a money market fund as of September 30, 2025.

(5)      Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)      Investment or cash equivalent represents greater than 5% of net assets.

(7)      The CLO subordinated notes and preference shares are considered equity positions in the CLO’s vehicle. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the CLO’s securities less contractual payments to debt holders and the CLO’s expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)      The fair value of the investment was determined using significant unobservable inputs.

(9)      The Fund generally acquires its investments in transactions not subject to registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to restrictions as “restricted securities” (within the meaning of the Securities Act).

(10)    Acquisition date represents the initial date of purchase.

(Continued on next page)

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
SCHEDULE OF INVESTMENTS — (continued)
SEPTEMBER 30, 2025

(11)    The CLO equity investment was optionally redeemed. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost. Please refer to “Note 2. Summary of Significant Accounting Policies — Securities Transactions.”

(12)    Investment is co-invested with the Fund’s affiliates. See “Note 4. Related Party Transactions.”

(13)    Fair value includes the Fund’s interest in subordinated fee notes, and represents discounted cash flows associated with fees earned from the fee notes.

(14)    Cost value reflects amortized cost.

(15)    Cost and fair value total represents multiple investments which were purchased within one year prior to September 30, 2025.

(16)    The subordinated notes represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
STATEMENT OF OPERATIONS

Year Ended September 30, 2025
INVESTMENT INCOME
Income from securitization vehicles and investments	$7,740,346
Interest income – debt investments	25,132
Other income	180,714
Total investment income	7,946,192

EXPENSES
Incentive fees	1,402,372
Marketing expense	1,198,922
Professional fees	1,131,996
Base management fees	874,183
Administrator expense	842,836
Offering expenses	432,114
General and administrative	283,530
Market data expenses	252,838
Excise tax expense	38,592
Distribution fees (Class L)	7,608
Shareholder servicing fees (Class L)	7,608
Directors’ fees	15,000
Total expenses	6,487,599
Less: Fees waived by Adviser (See Note 4)	(1,694,821)
Less: Expenses paid by Adviser (See Note 4)	(3,858,445)
Net expenses	934,333
Net investment income	7,011,859

NET CHANGE IN UNREALIZED DEPRECIATION AND REALIZED GAINS ON INVESTMENT TRANSACTIONS
Net change in unrealized depreciation on investments	(7,835,841)
Net realized gains on investments	13,591
Net realized gains and net change in unrealized depreciation on investments	(7,822,250)
Net decrease in net assets resulting from operations	$(810,391)

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2025	Year Ended September 30, 2024
(Decrease) increase in net assets from operations:
Net investment income	$7,011,859	$1,469,605
Net realized gains on investments	13,591	33,946
Net change in unrealized depreciation on investments	(7,835,841)	(567,340)
Net (decrease) increase in net assets resulting from operations	(810,391)	936,211

Distributions to shareholders:
Initial Class
Distributions from distributable earnings	$—	$(306,954)
Distributions from tax return of capital	—	(154,031)
Class A
Distributions from distributable earnings	(1,119,327)	(133,711)
Distributions from tax return of capital	(1,390,628)	(67,097)
Class I
Distributions from distributable earnings	(1,340,654)	(204,791)
Distributions from tax return of capital	(1,665,601)	(102,765)
Class L
Distributions from distributable earnings	(187,664)	(18,018)
Distributions from tax return of capital	(233,151)	(9,040)
Total distributions to shareholders	$(5,937,025)	$(996,407)

Capital share transactions:
Initial Class
Proceeds from shares sold	$—	$4,888,435
Reinvestment of distributions	—	23,890
Net asset value transferred out for re-designated shares (Note 1)	—	(9,276,466)
Total capital share transactions – Initial Class	—	(4,364,141)
Class A(1)
Proceeds from shares sold	27,785,081	1,159,798
Reinvestment of distributions	696,337	18,529
Repurchase of common stock resulting from tender offers (Note 12)	(1,273,119)	—
Net asset value transferred in from re-designated shares (Note 1)	—	4,092,819
Total capital share transactions – Class A	27,208,299	5,271,146
Class I(2)
Proceeds from shares sold	22,053,201	5,507,619
Reinvestment of distributions	1,124,480	50,155
Repurchase of common stock resulting from tender offers (Note 12)	(1,721,064)	—
Net asset value transferred in from conversion of shares (Note 12)	—	139,370
Net asset value transferred in from re-designated shares (Note 1)	—	5,183,647
Total capital share transactions – Class I	21,456,617	10,880,791

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	Year Ended September 30, 2025	Year Ended September 30, 2024
Class L(3)
Proceeds from shares sold	$3,977,067	$1,037,847
Reinvestment of distributions	159,483	10,661
Repurchase of common stock resulting from tender offers (Note 12)	(54,984)	—
Net asset value transferred out from conversion of shares (Note 12)	—	(139,370)
Total capital share transactions – Class L	4,081,566	909,138
Net increase in net assets from capital share transactions	52,746,482	12,696,934

Total increase in net assets	45,999,066	12,636,738
Net assets at beginning of year	16,656,878	4,020,140
Net assets at end of year	$62,655,944	$16,656,878

Capital share activity:
Initial Class
Shares issued	—	174,049
Shares transferred out from re-designation (Note 1)	—	(324,998)
Shares issued from distribution reinvestment plan	—	892
Net decrease in capital share activity	—	(150,057)
Class A(1)
Shares issued	1,047,881	41,504
Shares issued from distribution reinvestment plan	28,192	699
Shares tendered (Note 12)	(48,699)	—
Shares transferred in from re-designation (Note 1)	—	143,391
Net increase in capital share activity	1,027,374	185,594
Class I(2)
Shares issued	831,809	199,160
Shares issued from distribution reinvestment plan	45,555	1,896
Shares tendered (Note 12)	(69,679)	—
Shares transferred in from conversion (Note 12)	—	4,992
Shares transferred in from re-designation (Note 1)	—	181,607
Net increase in capital share activity	807,685	387,655
Class L(3)
Shares issued	150,200	37,096
Shares issued from distribution reinvestment plan	6,466	404
Shares tendered (Note 12)	(2,038)	—
Shares transferred out from conversion (Note 12)	—	(4,997)
Net increase in capital share activity	154,628	32,503

____________

(1)      The Fund’s Class A shares commenced on June 1, 2024.

(2)      The Fund’s Class I shares commenced on June 1, 2024.

(3)      The Fund’s Class L shares commenced on May 1, 2024.

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
STATEMENT OF CASH FLOWS

Year Ended September 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(810,391)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Accretion of discount on investments	(2,594)
Purchases of investments	(59,190,458)
Sales of investments	1,782,397
Repayments of principal and reductions to investment cost value	1,737,667
Net change in unrealized depreciation on investments	7,835,841
Net realized gains on investments	(13,591)
Net accretion to CLO equity and related investment cost	(381,846)
Increase in distributions receivable	(272,851)
Decrease in fee receivable	10
Decrease in interest receivable	6,566
Increase in other assets	(50,374)
Increase in due from affiliate	(387,221)
Decrease in deferred offering costs	310,511
Increase in base management fee payable	313,921
Increase in distribution fee payable (Class L)	767
Increase in shareholder servicing fee payable (Class L)	767
Increase in professional fees payable	342,026
Decrease in accounting fees payable	(16,326)
Decrease in accrued expenses	(105,033)
Net cash used in operating activities	(48,900,212)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of distribution reinvestment plan payable of $1,980,300)	(3,956,725)
Proceeds from shares sold	53,815,349
Repurchase of common stock resulting from tender offers	(1,298,921)
Net cash provided by financing activities	48,559,703

Net decrease in cash and cash equivalents	(340,509)
Cash and cash equivalents, beginning of year	4,810,938
Cash and cash equivalents, end of year	$4,470,429

SUPPLEMENTAL DISCLOSURES
Cash paid for excise taxes	$24,635
NON-CASH OPERATING ACTIVITIES
Cost of securities purchased not settled	$244,865
NON-CASH FINANCING ACTIVITIES
Value of shares issued in connection with distribution reinvestment plan	$1,980,300
Tender offer payable	$1,750,246

See Accompanying Notes.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 1. ORGANIZATION

Oxford Park Income Fund, Inc. was formed as a Maryland corporation on December 19, 2022 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Oxford Park Management, LLC (“Oxford Park Management” or the “Adviser”), which is registered as an investment adviser with the SEC. The Fund has elected to be treated, and intends to operate in a manner so as to continuously qualify, for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment objective is to maximize its portfolio’s risk-adjusted total return. The Fund implements its investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans.

The Fund commenced operations on April 3, 2023 with a single class fund structure. On December 29, 2023, the Fund transitioned from a single-class fund structure into a multi-class fund structure, offering two classes of shares (for purposes of the 1940 Act), Initial shares (classified as Class A Common Stock, Class C Common Stock and Class I Common Stock under the Fund’s Articles of Incorporation (the “Charter”)) (the “Initial shares” or “Initial Class”) and Class L Common Stock (“Class L shares”).

On May 14, 2024, the Board of Directors, including a majority of the Directors who are not considered “interested persons” (as defined in the 1940 Act), adopted an Amended and Restated Multiple Class Plan, effective as of June 1, 2024 (the “Effective Date”). The Fund’s Initial shares, were re-designated as three separate classes (for purposes of the 1940 Act), Class A, Class C and Class I, as of the Effective Date, reflecting the classification of such shares under the Fund’s Charter as described above. As of September 30, 2025, Class C has not commenced operations.

The Fund offers its shares on a continuous basis at the then-current net asset value (“NAV”) per share of the relevant class plus any applicable sales load. The Fund sells its shares with varying up-front sales loads. Shareholders purchasing Class A shares will pay selling commissions of up to 6.0% and dealer manager fees of up to 0.75%. Shareholders purchasing Class C shares will pay dealer manager fees of up to 0.75%, but no selling commissions. Shareholders purchasing Class I shares will not pay selling commissions or dealer manager fees. Shareholders purchasing Class L shares will pay selling commissions of up to 3.50% and dealer manager fees of up to 0.75%. Under no circumstances will the selling commission and the dealer manager fee exceed 6.75%.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash consists of deposits held at the Fund’s custodian banks. Cash equivalents consist of highly liquid investments, such as money market funds, with original maturities of three months or less. The Fund places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Fund’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value, and investments held in money market funds are valued at NAV per share.

At September 30, 2025, cash and cash equivalents were as follows:

September 30, 2025
Cash	$124,618
Cash equivalents	4,345,811
Total cash and cash equivalents	$4,470,429

INVESTMENT VALUATION

The Fund determines the fair values of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement (“ASC 820”) and Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Estimates made in the preparation of the Fund’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Fund believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes. The Fund fair values each individual investment at least quarterly for each sale of shares in accordance with Section 23(b) of the 1940 Act.

ASC 820 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of the Fund’s investments are based upon Level 3 inputs as of September 30, 2025.

Good Faith Determinations of Fair Value, Rule 2a-5 was adopted by the SEC in December 2020 and establishes requirements for determining fair value in good faith for purposes of the 1940 Act.

The Board of Directors (the “Board of Directors”) has adopted valuation policies and procedures (the “Valuation Policy”) that are intended to comply with Rule 2a-5. The Board of Directors determines the value of the Fund’s investment portfolio at least quarterly for each sale of shares in accordance with Section 23(b) of the 1940 Act, after consideration of the Valuation Committee’s recommendation of fair value. In connection with that

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

determination, Oxford Park Management compiles relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be considered by the Board and/or the Valuation Committee. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board and/or the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund may elect to engage third-party valuation firms to provide assistance to the Valuation Committee and Board of Directors in valuing certain of the Fund’s investments. The Valuation Committee will evaluate the impact of such additional information and factor it into its consideration of fair value. Changes in fair value, as described above, are recorded in the statement of operations as net change in unrealized appreciation/depreciation on investments.

Collateralized Loan Obligations — Debt and Equity

The Fund has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, the Fund considers the indicative prices provided by a recognized industry pricing service as a primary source for the Fund’s CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. The Fund also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution.

Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Fund considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In periods of illiquidity and volatility, the Fund may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios, instead of the Fund’s generated valuation yields. The Valuation Committee will evaluate the impact of such additional information and factor it into its consideration of fair value.

SHARE REPURCHASES

The Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. Subject to the Board of Director’s discretion, the Fund intends to offer to repurchase shares from shareholders in each quarter in an amount up to 5% of the Fund’s NAV. The Fund may extend multiple offers to repurchase shares in a quarter in an aggregate amount of 5% of the Fund’s NAV. There is no minimum number of shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Fund should offer to repurchase shares, the Board of Directors will consider the recommendations of the Adviser as to the timing and amount of such an offer, as well as a variety of operational, business and economic factors.

For the year ended September 30, 2025, the Fund repurchased a total of 48,699 shares of Class A, 69,679 shares of Class I and 2,038 shares of Class L. Please refer to “Note 12. Share Transactions” for additional information regarding share repurchases.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

OTHER ASSETS

Other assets consists primarily of interest receivable earned from cash equivalents and prepaid expenses. Prepaid expenses are paid by the Adviser, on the Fund’s behalf, subject to the Expense Support Agreement. See “Note 4. Related Party Transactions”.

INVESTMENT INCOME

Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (or losses) are allocated to each class of shares based upon the relative proportion of net assets of each class at the beginning of the month, adjusted for share issuances and share conversions, as determined in the Fund’s multi-class plan (the “Plan”) pursuant to Rule 18f-3 under the 1940 Act.

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes, preference shares or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received or entitled to be received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate per the underlying note purchase agreement plus accrued interest or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that debt investment for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual debt investment to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. For the year ended, and as of September 30, 2025, the Fund had no non-accrual investments in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees above the amortized cost and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed. The Fund also earns income on its cash balance, which is swept into a money market fund at the close of business each day and then returned as cash the following business day.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains timely distributed to shareholders. To qualify for RIC tax treatment, the Fund is required to, among other things, distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s fiscal 2025 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Connecticut. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund files tax returns as required in the jurisdictions where it operates or invests and may be subject to examination for all open tax years, the earliest of which is 2023.

Distributions

The Fund’s distribution policy is based upon its estimate of taxable net investment income, which includes actual distributions from the Fund’s CLO equity class investments, with further consideration given to its realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Shareholders are entitled to the Fund’s distributions based on the shares they hold on the record date. Distributions to shareholders are recorded on the ex-dividend date and are paid to shareholders on the payment date. A purchase of shares of the Fund before declaration of a distribution may be disadvantageous because the distribution to shareholders has the effect of reducing the NAV of the shares by the amount of the distribution. In addition, if you invest through a taxable account, you could be subject to tax on the amount of the distribution. A purchase of shares of the Fund at a time that net investment income and realized and unrealized capital gains have previously been earned but a corresponding distribution has not yet been declared may have tax implications and is referred to as “buying a dividend.”

Distributions to shareholders are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. The Fund intends to comply with the applicable provisions of the Code to make distributions of taxable income sufficient to relieve it of substantially all federal income taxes. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes. The Fund, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a nondeductible 4% excise tax on such income. The Fund will accrue excise tax on estimated excess taxable income, if any, as required. The Fund has $18,476 of estimated excise tax payable for estimated excise tax on undistributed taxable income. The amount is included in “Accrued expenses” on the Statement of Assets and Liabilities.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

SECURITIES TRANSACTIONS

Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. An optional redemption feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt. Distributions received on CLO equity investments where the optional redemption feature has been exercised are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.

EXPENSE RECOGNITION

Expenses are recorded on the accrual basis of accounting. Expenses and waivers, including class specific expenses, where applicable, are charged to the respective share classes and are allocated to each class of shares based upon the relative proportion of net assets of each class at the beginning of the month, adjusted for share issuances and share conversions, as determined in the Fund’s multi-class plan. Such class specific expenses include distribution fees and shareholder servicing fees.

Distribution and Shareholder Servicing Fees

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class L shares under which the Fund may compensate the dealer manager and selling agents for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include due diligence, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, offering the Fund as an option on a distribution platform a selling agent administers and such other information and liaison services as the Fund, the Adviser or dealer manager may reasonably request. Under the Distribution and Shareholder Services Plan, Class L shares are subject to a distribution and/or shareholder servicing fee at an annual rate of 0.50% of the daily average NAV of Class L shares. With respect to Class L shares, 0.25% of the fee is characterized as a “shareholder servicing fee” and 0.25% is characterized as a “distribution fee.” For the year ended September 30, 2025, the Fund paid approximately $15,000 in fees under the Distribution and Shareholder Services Plan.

ORGANIZATIONAL AND OFFERING EXPENSES

Organizational Expenses

Organizational expenses include, among other things, the cost of incorporating the Fund and the cost of legal services and other fees pertaining to the Fund’s organization. Organizational costs are charged to expenses in the period they are incurred.

Offering Expenses

Offering expenses include, among other things, legal fees, registration fees and other costs pertaining to the preparation of the Fund’s registration statement (and any amendments or supplements thereto) related to the offering of shares of beneficial interest and associated marketing materials. Subject to the conditions of the Organization and Offering Expense Support and Reimbursement Agreement (“O&O Expense Support and Reimbursement Agreement”), see “Note 4. Related Party Transactions”. Offering costs incurred by the Fund, not subject to the conditions of the O&O Expense Support and Reimbursement Agreement will be recorded to Deferred Offering Costs and amortized over a 12-month period using the straight-line method. The Fund amortized approximately $432,000 of offering costs for the year ended September 30, 2025.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value by investment type on a recurring basis subject to the disclosure requirements of ASC 820 at September 30, 2025, were as follows:

Assets	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO equity	$—	$—	$59,669,297	$59,669,297
Other CLO equity related investments	—	—	478,658	478,658
Total investments at fair value	—	—	60,147,955	60,147,955
Cash equivalents	4,345,811	—	—	4,345,811
Total assets at fair value	$4,345,811	$—	$60,147,955	$64,493,766

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of September 30, 2025. The Fund’s Valuation Policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors, including upon the recommendation of Oxford Park Management, determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The tables, therefore, are not all-inclusive, but provide information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2025	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
CLO equity	$53,736,775	Market quotes	NBIB(1)	6.0% – 100.0%/45.3%	NA
	2,944,766	Yield Analysis	Discount Margin	17.2% – 23.3%/18.5%	Decrease
	420,969	Recent Transaction	Actual trade(5)	37.2%(4)	NA
	2,181,812	Net Present Value	NBIB(1)	39.8% – 94.2%/78.4%	NA
	384,975	Liquidation Net Asset Value(7)	Discount Margin	3.6% – 10.6%/5.6%	Decrease
Other CLO equity related investments	478,658	Discounted cash flow(6)	Discount rate(6)	13.1% – 20.5%/18.0%	Decrease
Total Fair Value for Level 3 Investments	$60,147,955

____________

(1)      The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by third-party valuation firms or brokers on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Oxford Park Management, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 3. FAIR VALUE (cont.)

(2)      Weighted averages are calculated based on fair value of investments.

(3)      The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

(4)      Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

(5)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Board of Directors.

(6)      The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(7)      The fair value of those CLO equity positions which have been optionally redeemed are generally valued using a liquidation NAV basis which represents the estimated expected residual value of the CLO as of the end of the period.

A reconciliation of the fair value of investments for the year ended September 30, 2025, utilizing significant unobservable inputs, is as follows:

	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Other CLO Equity Related Investments	Total
Balance at September 30, 2024	$230,375	$13,041,382	$76,451	$13,348,208
Realized gains (losses) included in earnings	18,311	(4,720)	—	13,591
Net unrealized (depreciation) appreciation included in earnings	(15,030)	(7,867,639)	46,828	(7,835,841)
Accretion of discounts	2,594	—	—	2,594
Purchases	—	57,376,455	381,166	57,757,621
Sales and repayments	(236,250)	(3,283,814)	—	(3,520,064)
Accretion (reductions) to CLO equity and other related investment cost value(1)	—	407,633	(25,787)	381,846
Transfers in and/or out of level 3	—	—	—	—
Balance at September 30, 2025	$—	$59,669,297	$478,658	$60,147,955
Unrealized on investments held as of September 30, 2025(2)	$—	$(7,853,088)	$46,827	$(7,806,261)

____________

(1)      Accretion/reduction to cost value on the Fund’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended September 30, 2025, of approximately $7.3 million and the effective yield interest income recognized on the Fund’s CLO equity subordinated notes of approximately $7.7 million.

(2)      The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations.

There were no transfers in or out of Level 3 during the year ended September 30, 2025.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective February 14, 2023, the Fund entered into the Investment Advisory Agreement with Oxford Park Management, a registered investment adviser under the Advisers Act. Oxford Funds, LLC (“Oxford Funds”) is the managing member of Oxford Park Management and serves as the administrator of the Fund.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay Oxford Park Management a fee for advisory and management services consisting of two components — a base management fee (“Management Fee”) and an incentive fee (“Incentive Fee”).

The Management Fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the Management Fee is payable quarterly in arrears. The Management Fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The Management Fee for any partial month or quarter will be appropriately pro-rated.

The Adviser signed a waiver letter agreement dated April 3, 2023 (the “Initial Waiver Letter”) pursuant to which the Adviser agreed to irrevocably waive any Management Fee and Incentive Fee due from the Fund to the Adviser through the period ended March 31, 2024, pursuant to the Investment Advisory Agreement between the Fund and the Adviser. The Adviser signed extensions to the Initial Waiver Letter on January 30, 2024, May 30, 2024, September 3, 2024 and November 20, 2024, pursuant to which the Adviser agreed to irrevocably waive any Management Fee and Incentive Fee due from the Fund to the Adviser through the periods ending June 30, 2024, September 30, 2024, December 31, 2024 and March 31, 2025, respectively, pursuant to the Investment Advisory Agreement between the Fund and the Adviser. Effective April 1, 2025, the Adviser agreed on May 19, 2025, to voluntarily and irrevocably waive any Incentive Fee due from the Fund to the Adviser through the period ending June 30, 2025, pursuant to the Investment Advisory Agreement between the Fund and the Adviser. Effective July 1, 2025, the Adviser agreed on June 18, 2025, to voluntarily and irrevocably waive any Incentive Fee due from the Fund to the Adviser through the period ending September 30, 2025, pursuant to the Investment Advisory Agreement between the Fund and the Adviser.

During the year ended September 30, 2025, the Adviser earned Management Fees of approximately $874,000. During the year ended September 30, 2025, the Adviser waived Management Fees of approximately $292,000 pursuant to the Initial Waiver Letter, and subsequent extensions to the Initial Waiver Letter, detailed above.

The Incentive Fee is calculated and payable quarterly in arrears based on the Fund’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash, such as the amount of any market discount the Fund may accrue on debt instruments the Fund purchases below par value. Pre-incentive fee net investment income does not include any capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing the Fund’s pre-incentive net investment income by its reported net assets as of the prior period end. The Fund’s net investment income used to calculate this part of the Incentive Fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% Management Fee.

The Fund pays the Adviser an Incentive Fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•        No Incentive Fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

•        100% of the Fund’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide Oxford Park Management with 20% of the Fund’s pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•        20% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Park Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to Oxford Park Management).

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the relevant quarter. There is no offset in subsequent quarters for any quarter in which an Incentive Fee is not earned. During the year ended September 30, 2025, the Adviser earned Incentive Fees of approximately $1.4 million. The Incentive Fees were waived pursuant to the Waiver Letter.

Expense Support and Reimbursement Agreement

The Fund and the Adviser entered into an Expense Support and Reimbursement Agreement, dated April 3, 2023. Pursuant to the Expense Support and Reimbursement Agreement, the Adviser will pay or be responsible for all ordinary operating expenses, which shall consist of all ordinary expenses of the Fund, including pricing and bookkeeping fees, transfer agent fees, organization and offering expenses, fees and expenses of the Fund’s directors who are not “interested persons” of the Fund or of the Adviser, audit fees, legal fees related to the organization and offering of the Fund, and related costs associated with legal, regulatory compliance and investor relations (“Ordinary Operating Expenses”), incurred by or on behalf of the Fund until such time that the Fund has total assets of $50 million, subject to reimbursement. Any such Ordinary Operating Expenses payments made by the Adviser are subject to reimbursement from the Fund for the period commencing on the last business day of the calendar month in which such expense payment was made and ending on the third-year anniversary of the last business day of the calendar month in which such expense payment was made by the Adviser. Reimbursement of any such expenses by the Fund to the Adviser (such full or partial reimbursement is referred to herein as the “Expense Reimbursement Amount”) will only be made if, at the time of reimbursement, the amount of such Ordinary Operating Expenses incurred by the Fund during a fiscal year in which such repayment is made, together with the Expense Reimbursement Amount, does not exceed 1.50% of the total assets of the Fund. In connection with any such reimbursement, the Adviser will deliver a notice to the Fund requesting such reimbursement.

On May 15, 2025, the Board approved an Amended and Restated Expense Support Agreement to be entered into upon expiration of the Expense Support and Reimbursement Agreement (the Amended and Restated Expense Support Agreement, together with the Expense Support and Reimbursement Agreement, are together referred to herein, as the context requires, as the “Expense Support Agreement”). Effective May 31, 2025, until such time that the Fund has total assets of $100 million (the “Expense Payment Period”), the Adviser will pay and otherwise be legally responsible for the Ordinary Operating Expenses (as defined above) incurred by or on behalf of the Fund that exceed 1/12th of 1.50% per month based on the Fund’s previous month’s total assets (the “Expense Cap”). The Fund will pay and otherwise be legally responsible for Ordinary Operating Expenses up to the Expense Cap incurred by it or by others on its behalf until the end of the Expense Payment Period. During the year ended September 30, 2025, in connection with the Expense Cap, the Fund incurred approximately $298,000 of Ordinary Operating Expenses.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

The Fund’s Ordinary Operating Expenses presented in the table below are subject to reimbursement by the Fund to the Adviser.

Period	Ordinary Operating Expenses paid by Adviser	Unreimbursed Ordinary Operating Expenses	Expenses Eligible for Reimbursement Through the Last Business Day of the Respective Calendar Month Paid but No Later than the Period Ended
June 30, 2023	$413,270	$413,270	June 30, 2026
September 30, 2023	523,229	523,229	September 30, 2026
Total(1)	$936,499	$936,499

December 31, 2023	$969,205	$969,205	December 31, 2026
March 31, 2024	656,263	656,263	March 31, 2027
June 30, 2024	535,774	535,774	June 30, 2027
September 30, 2024	397,800	397,800	September 30, 2027
Total(2)	$2,559,042	$2,559,042

December 31, 2024	$868,712	$868,712	December 31, 2027
March 31, 2025	1,128,788	1,128,788	March 31, 2028
June 30, 2025(4)(5)	872,461	872,461	May 31, 2028
Total(3)	$2,869,961	$2,869,961

____________

(1)      Represents totals for the period April 3, 2023 (commencement of operations) through September 30, 2023.

(2)      Represents totals for the year ended September 30, 2024.

(3)      Represents totals for the year ended September 30, 2025.

(4)      Represents unreimbursed operating expenses through May 31, 2025, that are applicable for reimbursement to the Adviser, subject to the Expense Support and Reimbursement Agreement.

(5)      Effective May 31, 2025, the Adviser will be legally responsible, and will not be subject to reimbursement from the Fund, for all Ordinary Operating Expenses that exceed the Expense Cap under the Amended and Restated Expense Support Agreement.

O&O Expense Support and Reimbursement Agreement

Pursuant to the O&O Expense Support and Reimbursement Agreement dated March 6, 2023, all organizational and offering expenses (“O&O Expenses”) incurred by or on behalf of the Fund prior to April 3, 2023, the effective date of the Fund’s initial Registration Statement on Form N-2 (the “Registration Statement”) (“Pre-Effective Date O&O Expenses”), have been paid by the Adviser, subject to reimbursement. Payments of Pre-Effective Date O&O Expenses made by the Adviser are subject to reimbursement from the Fund commencing on April 3, 2023 and ending on the third-year anniversary of the date on which such Pre-Effective Date O&O Expenses were paid by the Adviser on the Fund’s behalf.

Reimbursement of any Pre-Effective Date O&O Expenses by the Fund to the Adviser (such full or partial reimbursement is referred to herein as the “O&O Expense Reimbursement Amount”) will only be made if, at the time of reimbursement, the amount of all Post-Effective Date O&O Expenses then incurred by the Fund, together with the O&O Expense Support and Reimbursement Agreement, does not exceed 1.50% of the gross proceeds then raised by the Fund in connection with the offering of shares of its common stock pursuant to the Registration

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

Statement and until such time the Fund has total assets of $50 million (“O&O Expense Reimbursement Cap”). The Adviser has incurred aggregate organizational and offering costs with respect to the Pre-Effective Date O&O Expenses, as detailed in the table below.

	Pre-Effective		Total	Expenses Eligible for Reimbursement Through the Last Business Day of the Respective Calendar Month Paid but No Later than the Period Ended
Period	Organization Costs	Offering Costs
March 6, 2023	$330,508	$499,995	$830,503	March 31, 2026
Total	$330,508	$499,995	$830,503

The Fund will pay all O&O Expenses incurred by it or by others on its behalf on and after the effective date of the Registration Statement (such expenses are referred to herein as the “Post-Effective Date O&O Expenses”). Post-Effective Date O&O Expenses paid by the Adviser are subject to reimbursement from the Fund for the period commencing on the last business day of the calendar month in which such expense payment was made and ending on the third-year anniversary of the last business day of the calendar month in which such expense payment was made by the Adviser, pursuant to the Expense Support Agreement. For the year ended September 30, 2025, with respect to Post-Effective Date O&O Expenses, the Fund has incurred offering costs of approximately $121,600. The Adviser has paid the Post-Effective Date O&O Expenses on the Fund’s behalf. Pursuant to the O&O Expense Support and Reimbursement Agreement, the O&O Expenses subject to reimbursement from the Fund to the Adviser is included in the table below.

	Post-Effective		Total	Expenses Eligible for Reimbursement Through the Last Business Day of the Respective Calendar Month Paid but No Later than the Period Ended
Period	Organization Costs	Offering Costs
June 30, 2023	$39,318	$83,953	$123,271	June 30, 2026
September 30, 2023	—	90,009	90,009	September 30, 2026
Total(1)	$39,318	$173,962	$213,280

December 31, 2023	$—	$76,545	$76,545	December 31, 2026
March 31, 2024	—	86,017	86,017	March 31, 2027
June 30, 2024	—	4,361	4,361	June 30, 2027
September 30, 2024	—	9,890	9,890	September 30, 2027
Total(2)	$—	$176,813	$176,813

December 31, 2024	$—	$38,415	$38,415	December 31, 2027
March 31, 2025	—	72,586	72,586	March 31, 2028
June 30, 2025(4)(5)	—	2,308	2,308	May 31, 2028
Total(3)	$—	$113,309	$113,309

____________

(1)      Represents totals for the period April 3, 2023 (commencement of operations) through September 30, 2023.

(2)      Represents totals for the year ended September 30, 2024.

(3)      Represents totals for the year ended September 30, 2025.

(4)      Represents O&O Expenses through May 31, 2025, that are subject to reimbursement to the Adviser, pursuant to the Expense Support and Reimbursement Agreement.

(5)      Effective May 31, 2025, the Adviser will be legally responsible, and will not be subject to reimbursement from the Fund, for all Ordinary Operating Expenses, which includes O&O Expenses that exceed the Expense Cap under the Amended and Restated Expense Support Agreement.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

Due to Affiliate/Due from Affiliate

Due to affiliate/due from affiliate reported in the Statement of Assets and Liabilities represents amounts payable to the Adviser for expenses paid on behalf of the Fund or expenses to be paid by the Adviser on behalf of the Fund. Amounts paid by the Adviser on the Fund’s behalf are subject to the Expense Support Agreement.

Administration Agreement

Effective February 14, 2023, the Fund entered into an administration agreement (the “Administration Agreement”) with Oxford Funds, LLC (hereinafter referred to as the “Administrator”). Under the Administration Agreement, the Administrator performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for the preparation of reports to the Fund’s shareholders.

The Administrator shall assist the Fund in determining and publishing the Fund’s NAV, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. The Fund will also reimburse the Administrator for the costs associated with the functions performed by the Fund’s chief compliance officer that the Administrator pays on the Fund’s behalf pursuant to the terms of an agreement between the Fund and ACA Group, LLC (“ACA”). Other expenses that are paid by the Fund include, but are not limited to, independent auditors and outside legal costs, tax services, market data services, excise taxes, if any, and other office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Costs incurred under the Administration Agreement entered into by the Fund and the Administrator are currently subject to the Expense Support Agreement as defined by the Expense Support Agreement.

Certain directors, officers and other related parties, including members of Oxford Park Management, owned, directly or indirectly, an aggregate of approximately 9.5% of the common stock of the Fund at September 30, 2025.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting the Fund’s affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, the Fund and certain of its affiliates are now permitted, together with any future business development companies (“BDCs”), registered closed-end funds and certain private funds, each of whose investment adviser is the Fund’s investment adviser or an investment adviser controlling, controlled by, or under common control with the Fund’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing the Fund’s shareholders with access to a broader array of investment opportunities.

Pursuant to the Order, the Fund is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s then-current investment objective and strategies.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 5. RISKS AND UNCERTAINTIES

Independent Director’s Compensation

The independent directors receive an annual fee of $5,000. In addition, the independent directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, Valuation Committee meeting and Audit Committee meeting. No compensation is paid to directors who are interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Market volatility, dramatic change to interest rates and/or unfavorable economic conditions may lower performance or impair the Fund’s ability to achieve its investment objective. The occurrence of any of the events described in the section titled “Principal Risks” herein could have a significant adverse impact on the value and risk profile of the Fund’s investments. Although it is difficult to predict the extent of the impact of economic disruptions on the underlying CLO vehicles the Fund invests in, the failure by a CLO vehicle to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The Fund is a non-diversified, closed-end management investment company with limited operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective, achieve its desired portfolio composition, or raise sufficient capital.

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, prepayment, and liquidity risks. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the credit quality of the CLO Assets that serve as collateral may decline or the CLO Asset may default; (iii) the Fund’s investments in CLO debt and equity will likely be subordinate to other senior classes of CLO debt; and (iv) the CLO vehicle itself may experience an event of default, leading to acceleration of the CLO’s debt and liquidation of CLO Assets at undesirable prices. Since the Fund primarily invests in junior debt and equity tranches of a CLO, in the event of default, insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO issuer, holders of senior debt instruments would be entitled to receive payment in full before the Fund receives any distribution.

The Fund’s portfolio of investments may lack diversification among CLO vehicles which may subject the Fund to a risk of significant loss if one or more of these CLO vehicles experiences a high level of defaults on its underlying CLO Assets.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, treaties and tariffs, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. The conflict between Russia and Ukraine and in the Middle East, and resulting market volatility, could also adversely affect the Fund’s business, operating results, and financial condition. The extent and duration or escalation of such conflicts, resulting sanctions and resulting future market disruptions are impossible to predict, but could be significant. Any disruptions resulting from such conflicts and any future conflict (including cyberattacks, espionage or the use or threatened use of nuclear weapons) or resulting from actual or threatened responses to such actions could cause disruptions to any of our portfolio companies located in Europe or the Middle East or that have substantial business relationships with companies in affected regions. It is not possible to predict the duration or extent of longer-term consequences of these conflicts, which could include further sanctions, retaliatory and escalating measures, embargoes, regional instability,

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 5. RISKS AND UNCERTAINTIES (cont.)

geopolitical shifts and adverse effects on or involving macroeconomic conditions, the energy sector, supply chains, inflation, security conditions, currency exchange rates and financial markets around the globe. Any such market disruptions could have a material adverse effect on our business, financial condition and results of operations.

The Fund has no obligation to repurchase shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion. With respect to any future repurchase offer, shareholders tendering any shares for repurchase must do so by the notice date. The notice date generally will be at least 20 business days prior to the valuation date. Tenders will be revocable upon written notice to the Fund until the expiration date. The expiration date will be prior to the valuation date. Shareholders that elect to tender any shares for repurchase will not know the price at which such shares will be repurchased until the Fund’s NAV as of the valuation date is determined, which determination is expected to be able to be made only late in the month following that of the valuation date. It is possible that during the time period between the notice date and the valuation date, general economic and market conditions, or specific events affecting one or more underlying investment funds, could cause a decline in the value of shares in the Fund. In addition, the Fund will not be able to dispose of certain investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in CLO securities in a timely manner or otherwise fund the share repurchase offer.

NOTE 6. DISTRIBUTIONS

For the year ended September 30, 2025, the Fund declared and paid distributions on common stock of $5,937,025. The Fund declared and paid distributions on its common stock of $996,407 for the year ended September 30, 2024. The tax character of distributions paid for the year ended September 30, 2025, represented, on an estimated basis, $2,647,645 from ordinary income and $3,289,380 from tax return of capital. The tax character of distributions paid for the year ended September 30, 2024, represented, on an estimated basis, $663,474 from distributable earnings (including $615,341 from ordinary income and $48,133 from long-term capital gains) and $332,933 from tax return of capital. For the year ended September 30, 2025, and for the year ended September 30, 2024, the amounts and sources of distributions reported are only estimates. The ultimate tax character of distributions is unknown until our tax return is filed. Please refer to “Note 12. Share Transactions” regarding distributions issued under the Fund’s Distribution Reinvestment Plan. Additional information including a description of the Fund’s Distribution Reinvestment Plan is on page 43.

For the fiscal year ended September 30, 2025, the Fund had available $20,101 of long-term capital losses, which can be used to offset future capital gains. For the fiscal year ended September 30, 2025, the Fund did not utilize its capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 of a taxable year and prior to the Fund’s fiscal year end (“post-October”) may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended September 30, 2025, the Fund had no post-October losses to defer.

As of September 30, 2025, the estimated components of distributable earnings (accumulated losses) on a tax basis were as follows:

Distributable ordinary income	$—
Distributable long-term capital gains (capital loss carry forward)	(20,101)
Unrealized depreciation on investments*	(2,746,570)
Other timing differences	2

____________

*        The difference between book basis and tax basis unrealized appreciation/(depreciation) is due to the Fund’s CLO equity investments.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 6. DISTRIBUTIONS (cont.)

As of September 30, 2025, the effect of permanent “book/tax” reclassifications resulted in the following increase/(decrease) to the components of net assets:

Total distributable earnings/(accumulated losses)	$155,541
Paid in capital	$(155,541)

As of September 30, 2025, the aggregate gross unrealized appreciation for tax purposes was $1,406,081, and aggregate gross unrealized depreciation was $4,152,651. For tax purposes, the cost basis of the portfolio investments at September 30, 2025 was $62,894,525.

NOTE 7. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

During the year ended September 30, 2025, purchases of securities totaled approximately $57.8 million including approximately $245,000 of unsettled purchases. In addition, during the year ended September 30, 2025, the Fund’s sales of securities totaled approximately $1.8 million. The Fund had approximately $1.7 million in repayments, excluding short-term investments, during the year ended September 30, 2025.

NOTE 8. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote. As of September 30, 2025, the Fund had one unfunded commitment related to Verona Park CLO, Ltd. subordinated notes of approximately $1.4 million. The total commitment amount does not necessarily represent future cash requirements.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2025

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended September 30, 2025 and 2024 and for the period April 3, 2023 (commencement of operations) through September 30, 2023, are represented below:

	Per Share Operating Performance									Ratios/Supplemental Data
		Investment operations			Distributions(3)									Ratios to average monthly net assets(5)
	Net asset value, beginning of period/ year	Net investment income(1)	Net realized and unrealized gains (losses) on investments(2)	Total from investment operations	Net investment income	Net realized gain	Tax return of capital	Total distributions(3)	Net asset value, end of period/ year	Total return based on net asset value(4)	Shares outstanding, at end of period/ year	Net assets, end of period/ year (‘000’s)	Average net assets (‘000’s)	Net investment income	Gross expenses	Net expenses
Initial Class
For the period October 1, 2023 through May 31, 2024(7)	$26.79	3.70	0.30	4.00	(1.50)	—	(0.75)	(2.25)	$28.54	16.00%	324,998	$9,276	$5,478	13.67%	33.69%	0.00%
For the period April 3, 2023 (commencement of operations) through September 30, 2023(7)	$25.00	2.19	0.65	2.84	(0.75)	—	(0.30)	(1.05)	$26.79	11.60%	150,057	$4,020	$2,563	18.56%	63.30%	0.00%

Class A
For the year ended September 30, 2025	$27.51	4.21	(3.95)	0.26	(1.61)	—	(1.99)	(3.60)	$24.17	1.26%	1,212,968	$29,312	$16,931	17.34%	15.79%	2.42%
For the period June 1, 2024 through September 30, 2024(7)	$28.54	1.66	(1.49)	0.17	(0.80)	—	(0.40)	(1.20)	$27.51	0.82%	185,594	$5,105	$4,533	18.42%	29.90%	0.22%

Class I
For the year ended September 30, 2025	$27.50	4.31	(4.06)	0.25	(1.61)	—	(1.99)	(3.60)	$24.15	1.22%	1,195,340	$28,863	$20,745	17.34%	16.13%	2.15%
For the period June 1, 2024 through September 30, 2024(7)	$28.54	1.60	(1.44)	0.16	(0.80)	—	(0.40)	(1.20)	$27.50	0.78%	387,655	$10,660	$6,720	18.22%	29.73%	0.31%

Class L
For the year ended September 30, 2025	$27.43	4.11	(4.00)	0.11	(1.61)	—	(1.99)	(3.60)	$23.94	0.67%	187,131	$4,481	$2,849	16.86%	16.41%	2.78%
For the period May 1, 2024 through September 30, 2024(8)	$28.45	1.92	(1.44)	0.48	(1.00)	—	(0.50)	(1.50)	$27.43	1.97%	32,503	$892	$417	19.83%	34.93%	0.94%
Portfolio turnover rate for all share classes(6)
For the year ended September 30, 2025	9.22%
For the year ended September 30, 2024	21.23%
For the period April 3, 2023 (commencement of operations) through September 30, 2023	10.27%

____________

(1)      Represents net investment income per share for the period/year, based upon weighted average shares outstanding.

(2)      Net realized and unrealized capital gains and losses based upon weighted average shares outstanding for the period.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 10. FINANCIAL HIGHLIGHTS (cont.)

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s shareholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at the respective fiscal year end, see “Note 6. Distributions”.

(4)      Total return is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Fund’s distribution reinvestment plan, divided by the beginning NAV per share. Total return for periods less than a year are not annualized. Pursuant to the re-designation of Initial shares to Class A shares and Class I shares, assuming Initial Class continued as Class A and Class I, total return, excluding sales load for Class A shares and Class I shares would be 16.95% and 16.91%, respectively, for the year ended September 30, 2024.

(5)      For the period April 3, 2023 (commencement of operations) through September 30, 2023, ratios are annualized except for audit fees, directors’ fees, legal fees, marketing fees and organizational costs. For the period October 1, 2023 through May 31, 2024, ratios related to Initial Class are not annualized. Ratios for Class A, Class I and Class L shares are annualized. Pursuant to the re-designation of Initial Class to Class A shares, assuming Initial Class continued as Class A shares for the year ended September 30, 2024, ratios for net investment income, gross expenses and net expenses on Class A shares would have been 19.67%, 44.00% and 0.06%, respectively. Pursuant to the re-designation of Initial Class to Class I shares, assuming Initial Class continued as Class I shares for the year ended September 30, 2024, ratios for net investment income, gross expenses and net expenses on Class I shares would have been 19.35%, 42.01% and 0.12%, respectively.

(6)      Portfolio turnover rate is based on the Fund and is calculated using the lesser of the purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Excluded from both the numerator and denominator is the fair value of all investments whose maturity or expiration date at the time of acquisition was one year or less.

(7)      For the period April 3, 2023 (commencement of operations) through September 30, 2023, the Fund was not a multi-class fund for the purposes of the 1940 Act and presented its financial highlights as a single class. For the period October 1, 2023 through May 31, 2024, the Fund’s Initial shares operated as a single class until the Fund’s Board of Directors adopted an Amended and Restated Multiple Class Plan, effective June 1, 2024 (commencement of Class A and Class I shares).

(8)      With the introduction of Class L shares offered through the Fund’s prospectus filed on December 29, 2023, the Fund transitioned into a multi-class fund structure. Class L shares were first sold on May 1, 2024.

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which is intended to enhance the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its financial statements.

In November 2024, the FASB issued ASU 2024-03, “Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures” (“ASU 2024-03”), which requires public business entities to disclose disaggregated expense details in their income statements, including categories such as employee compensation, depreciation, and amortization. The update aims to enhance transparency by requiring tabular disclosures and qualitative descriptions for unspecified amounts. Additionally, entities must report total selling expenses and their definitions annually. The standard is effective for annual periods beginning after December 15, 2026, with interim periods following in 2027, and early adoption is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its financial statements.

Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 12. SHARE TRANSACTIONS

For the year ended September 30, 2025, the Fund sold 1,047,881, 831,809 and 150,200 of Class A, Class I and Class L shares of common stock, respectively, for total proceeds to the Fund of approximately $27.8 million, $22.1 million and $4.0 million, respectively. For the period October 1, 2023 through May 31, 2024, the Fund sold 174,049 of Initial Class shares of common stock for total net proceeds to the Fund of approximately $4.9 million. For the period June 1, 2024 through September 30, 2024, the Fund sold 41,504 and 199,160 of Class A and Class I shares of common stock, respectively, for total net proceeds to the Fund of approximately $1.2 million and $5.5 million, respectively. For the period May 1, 2024 through September 30, 2024, the Fund sold 37,096 of Class L shares of common stock, for total net proceeds to the Fund of approximately $1.0 million.

For the year ended September 30, 2025, the Fund issued 28,192, 45,555 and 6,466 of Class A, Class I and Class L shares of common stock, respectively, in connection with the distribution reinvestment plan. For the period October 1, 2023 through May 31, 2024, the Fund issued 892 of Initial Class shares of common stock in connection with the distribution reinvestment plan. For the period June 1, 2024 through September 30, 2024, the Fund issued 699 and 1,896 of Class A and Class I shares of common stock, respectively, in connection with the distribution reinvestment plan. For the period May 1, 2024 through September 30, 2024, the Fund issued 404 of Class L shares of common stock in connection with the distribution reinvestment plan.

For the year ended September 30, 2025 and for the year ended September 30, 2024 the Fund completed quarterly tender offers. The Fund offered to purchase shares in an amount up to 5% of the Fund’s NAV, calculated as of the prior calendar quarter end, and each share tendered for purchase will be purchased at the NAV per share calculated as of the Valuation Date. The results of the tender offers were as follows:
For the year ended September 30, 2025	Tender Offer	Tender Offer	Tender Offer	Tender Offer	Tender Offer
Commencement date	September 4, 2024	December 3, 2024	March 3, 2025	June 2, 2025	September 2, 2025
Notice date	October 2, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Valuation date	October 2, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Net asset value as of tender offer date:
Class A	$27.51	$27.71	$26.11	$25.70	$24.17
Class I	$—	$27.70	$26.10	$—	$24.15
Class L	$—	$27.59	$—	$25.51	$—

Amount repurchased:
Class A	$155,484	$564,606	$48,556	$26,137	$478,336
Class I	$—	$93,121	$356,033	$—	$1,271,910
Class L	$—	$39,910	$—	$15,074	$—

Total number of shares repurchased:
Class A	5,652	20,377	1,860	1,017	19,793
Class I	—	3,362	13,641	—	52,676
Class L	—	1,447	—	591	—

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 12. SHARE TRANSACTIONS (cont.)

For the year ended September 30, 2024	Tender Offer	Tender Offer	Tender Offer
Commencement date	November 30, 2023	February 29, 2024	May 31, 2024
Notice date	December 29, 2023	March 28, 2024	June 28, 2024
Valuation date	December 29, 2023	March 28, 2024	June 28, 2024

Net asset value as of tender offer date:
Class A	$—	$—	$—
Class I	$—	$—	$—
Class L	$—	$—	$—

Amount repurchased:
Class A	$—	$—	$—
Class I	$—	$—	$—
Class L	$—	$—	$—

Total number of shares repurchased	—	—	—

Conversion Feature

On the first business day of the month following the eighth anniversary of issuance, Class L shares convert automatically to Class I shares of the Fund, reducing future annual expenses relating to the distribution and shareholder servicing fees that only apply to Class L. All Class L share conversions to Class I shares will be made on the basis of the relative NAV of the two classes, without the imposition of any sales load, fee or other charge.

Effective August 1, 2024, the Board of Directors approved the conversion of certain Class L shares to Class I shares. This conversion transaction was effected at the relative net asset values per share of the two classes of shares as of July 31, 2024. The Board of Directors also approved any future conversions of Class L shares of the Fund to Class I shares of the Fund to the extent that such conversions (i) are determined by an authorized officer of the Fund to be in the best interests of the Fund and (ii) are permitted by the parties to the dealer manager agreement pursuant to which the dealer manager acted in connection with the sale of such shares.

NOTE 13. SEGMENT REPORTING

The Fund operates as a single operating and reporting segment and its primary business objective is to maximize its investment portfolio’s total return. The chief operating decision maker (“CODM”) is a combination of the Fund’s chief executive officer and president. The CODM evaluates performance through the Fund’s NAV, net investment income and net increase/decrease in net assets resulting from operations. These performance measures also aid the CODM in providing information to the Board of Directors for the process of determining the amount of distributions to be distributed to the Fund’s shareholders. The Fund’s significant segment expenses are listed on the accompanying statement of operations.

OXFORD PARK INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2025

NOTE 14. SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events and has determined that no additional items require adjustments to, or disclosure in, the financial statements other than those items described below.

On November 17, 2025, the Board of Directors declared monthly distributions of $0.30 per share on its common stock, as follows:

Month Ending	Record Date	Payment Date	Amount Per Share
January 31, 2026	January 23, 2026	January 30, 2026	$0.30
February 28, 2026	February 20, 2026	February 27, 2026	$0.30
March 31, 2026	March 24, 2026	March 31, 2026	$0.30

Effective October 1, 2025, the Adviser agreed to voluntarily and irrevocably waive any Incentive Fee due from the Fund to the Adviser through the period ending December 31, 2025, pursuant to the Investment Advisory Agreement between the Fund and the Adviser.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Oxford Park Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oxford Park Income Fund, Inc. (the “Fund”) as of September 30, 2025, the related statements of operations and cash flows for the year ended September 30, 2025, and the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 25, 2025

We have served as the auditor of one or more investment companies in the Oxford Funds Family since 2011.

DISTRIBUTION REINVESTMENT PLAN

The Fund intends to distribute monthly distributions to shareholders. The amount of the Fund’s distributions, if any, will be determined by the Board of Directors. Any distributions to the shareholders will be declared out of assets legally available for distribution. The specific tax characteristics of the Fund’s distributions will be reported to shareholders after the end of each calendar year.

If a record date for a particular distribution occurs before an investor’s date of settlement, such investor who purchases shares in this offering will not be entitled to receive such distribution.

Distribution Reinvestment Plan

The Fund has adopted a distribution reinvestment plan that provides for reinvestment of its distributions on behalf of shareholders, unless a shareholder elects to receive cash as provided below. As a result, if the Board of Directors authorizes, and the Fund declares, a cash distribution, shareholders who have not opted out of its distribution reinvestment plan will have their cash distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares, rather than receiving the cash distributions.

No action will be required on the part of a registered shareholder to have his or her cash distribution reinvested in shares. A registered shareholder may elect to receive an entire distribution in cash by notifying U.S. Bancorp Fund Services, LLC, the plan administrator and the Fund’s transfer agent and registrar, by telephone or in writing by providing the appropriate information and making the related election in the Investor Application or, if later choosing to make such an election, by completing a Change In Ownership Form so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. The plan administrator will set up an account for shares acquired through the plan for each shareholder who has not elected to receive distributions in cash and hold such shares in non-certificated form.

Those shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

The Fund’s net asset value per share as determined by the Fund’s Board of Directors for the calendar month immediately preceding the distribution payment date will be used to calculate the purchase price for shareholders under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the net asset value for the calendar month immediately preceding the distribution payment date or on such other valuation date fixed by the Board of Directors for such distribution.

There is no charge to shareholders for receiving their distributions in the form of additional shares. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares the Fund has issued directly as a result of distributions payable in stock. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct any applicable brokerage charges from the proceeds.

Shareholders who receive distributions in the form of shares are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the shares received. A shareholder’s basis for determining gain or loss upon the sale of shares received in a distribution from the Fund will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. All correspondence concerning the plan should be directed to the plan administrator as follows: telephone number is 877-458-3589 and written correspondence can be mailed to:

U.S. Bank Global Fund Services

615 East Michigan St, 3rd Fl

Milwaukee, WI 53202

Attn: Oxford Park Income Fund, Inc

MANAGEMENT

The Board of Directors oversees the Fund’s management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Park Income Fund, Inc. as defined in Section 2(a)(19) of the 1940 Act. The Board of Directors elects the Fund’s officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of the Fund’s investment activity, the quarterly valuation of the Fund’s assets, and oversight of its financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Year of Birth	Position	Director Since
Interested Directors
Jonathan H. Cohen	1965	Chief Executive Officer and Director	2023
Saul B. Rosenthal	1968	President and Director	2023

Independent Directors
Mark J. Ashenfelter	1959	Chairman of the Board of Directors	2023
John Reardon	1966	Director	2023
David S. Shin	1968	Director	2023

The address for each of our directors is c/o Oxford Park Income Fund, Inc., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Year of Birth	Position
Bruce L. Rubin	1959	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	1955	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of the Fund as defined in the 1940 Act, due to their positions as Chief Executive Officer and President, respectively, of the Fund and Oxford Park Management, the Fund’s investment adviser, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for the Fund.

Jonathan H. Cohen has served as Chief Executive Officer and Director of the Fund and Chief Executive Officer of Oxford Park Management since February 2023. Mr. Cohen has also served as Chief Executive Officer of Oxford Lane Capital Corp. and Oxford Lane Management, LLC, Oxford Lane Capital Corp.’s investment adviser, since 2010. He has also served as Chief Executive Officer of Oxford Square Capital Corp. and Oxford Square Management, LLC and as the managing member of Oxford Funds since 2003. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC (“Oxford Gate Management”) the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC

(collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Cohen is also a member of the Board of Directors of the Fund, Oxford Lane Capital Corp. and Oxford Square Capital Corp.

Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President and Director of the Fund and President of Oxford Park Management since February 2023. Mr. Rosenthal has also served as President of Oxford Lane Capital Corp. and Oxford Lane Management, LLC, Oxford Lane Capital Corp.’s investment adviser, since 2010 and as President of Oxford Square Capital Corp. and Oxford Square Management since 2004. Mr. Rosenthal has also served as President of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal is also a member of the Board of Directors of the Fund and Oxford Lane Capital Corp. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Park, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter also serves on the Board of Directors of Oxford Lane Capital Corp. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the President and CEO of Schurz Communications, Inc., a leading broadband and managed cloud services provider. Mr. Reardon also serves as a Board Member and Audit Committee Member for Schurz Communications, Inc. Mr. Reardon also serves on the Board of Directors of Oxford Lane Capital Corp. In 2023, Mr. Reardon was elected to the board of ACA Connects (America’s Communications Association) which represents the leading broadband companies in the United States. Previously, Mr. Reardon was Of Counsel with Kutak Rock, LLP, where he advised broadband and software companies on corporate and regulatory matters. Mr. Reardon served from 2019 until 2021 as the Director of Business Strategy, Smart Cities, for American Infrastructure Partners, LP, an infrastructure fund based in Foster City, California. Mr. Reardon was previously the Managing Director of Choctaw Telecom LLC. In addition, Mr. Reardon served as Chief Executive Officer, General Counsel, and a member of the Board of Directors of Mobex Communications, Inc. from 1997 until 2005. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently is the Head of Capital Markets for Amergin Asset Management, an asset manager specializing in transportation assets. Mr. Shin also serves on the Board of Directors of Oxford Lane Capital Corp. From April 2021 to July 2022, Mr. Shin was an external consultant to Apollo Investment Consulting where he was senior advisor to the board of a portfolio company. Prior to this, Mr. Shin served as the Head of Business

Development for the Infinity Transportation division of Global Atlantic Financial Group from 2016 to March 2021 and, from January 2016 to November 2016, he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer, Treasurer and Corporate Secretary since February 2023. Mr. Rubin also served as Oxford Lane Capital Corp.’s Chief Financial Officer and Corporate Secretary since August 2015, and as Treasurer and Controller since its initial public offering in 2011. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, LLC, Oxford Funds, and Oxford Gate Management, LLC. From 1995 to 2003 Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer since June 2015 pursuant to an agreement between the Fund and ACA Group a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, LLC, Oxford Funds LLC, and since 2018, Oxford Gate Management, LLC. Mr. Cummins has served as the Chief Compliance Officer of Oxford Park Income Fund, Inc. and Oxford Park Management, LLC, since 2023. Mr. Cummins has been a director of ACA Group or its predecessor firms since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a fund complex with three BDCs, a closed-end fund and multiple private funds, an internally managed BDC and a private credit fund manager. Prior to joining ACA Group, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended September 30, 2025:

Name	Fees Earned(1)	All Other Compensation(2)	Aggregate Compensation from Fund Complex(3)
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$5,000	$—	$123,000
John Reardon	$5,000	$—	$123,000
David S. Shin	$5,000	$—	$133,000

____________

(1)      No compensation has been paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

(2)      We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

(3)      “Fund Complex” includes Oxford Lane Capital Corp. for the year ended September 30, 2025.

The independent directors receive an annual fee of $5,000. In addition, the independent directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, Valuation Committee meeting and Audit Committee meeting. No compensation is paid to directors who are “interested persons” of the Fund as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. Mr. Cohen, Chief Executive Officer, and Mr. Rosenthal, President, through their ownership interest in Oxford Funds, the managing member of Oxford Park Management, are entitled to a portion of any profits earned by Oxford Park Management, which includes any fees payable to Oxford Park Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Park Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Park Management in connection with the management of the Fund’s portfolio. The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to the Fund.

Mr. Cummins, our Chief Compliance Officer, is a director of ACA Group, LLC and performs his functions under the terms of an agreement between us and ACA Group, LLC.

CHANGES OCCURRING DURING THE REPORTING PERIOD

The following information in this annual report is a summary of certain changes during the most recent year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the applicable period, except as noted below, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control.

SUMMARY RISK FACTORS

The value of the Fund’s assets, as well as the market price of its securities, will fluctuate. The Fund’s investments may be risky, and you may lose all or part of your investment in the Fund.

•        Limited Operating History.    The Fund is a non-diversified, closed-end management investment company with limited operating history as such. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective, achieve its desired portfolio composition, or raise sufficient capital.

•        Lack of Diversification.    The Fund’s portfolio of investments may lack diversification among CLO vehicles which may subject the Fund to a risk of significant loss if one or more of these CLO vehicles experiences a high level of defaults on its underlying CLO Assets;

•        Key Personnel.    The Fund is dependent upon Oxford Park Management’s key personnel for its future success, particularly Jonathan H. Cohen and Saul B. Rosenthal;

•        Incentive Fee Risks.    The Fund’s incentive fee structure and the formula for calculating the fee payable to Oxford Park Management may incentivize Oxford Park Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so;

•        Use of Leverage:    Risk of Borrowing by the Fund. The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund;

•        Valuation Risk.    The Fund’s investment portfolio is recorded at fair value, with the Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of the Fund’s portfolio investments;

•        Risks Relating to our RIC Status.    To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status;

•        Risks of Investing in CLOs and Other Structured Debt Securities.    CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, prepayment, and liquidity risks. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the credit quality of the CLO Assets that serve as collateral may decline or the CLO Asset may default; (iii) the Fund’s investments in CLO debt and equity will likely be subordinate to other senior classes of CLO debt; and (iv) the CLO vehicle itself may experience an event of default, leading to acceleration of the CLO’s debt and liquidation of CLO Assets at undesirable prices.

Since the Fund primarily invests in junior debt and equity tranches of a CLO, in the event of default, insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO issuer, holders of senior debt instruments would be entitled to receive payment in full before the Fund receives any distribution.

•        Risks Related to Concentration.    The Fund’s financial results may be affected adversely if one or more of its significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as the Fund expects. In addition, the CLO Asset portfolios of the CLO vehicles in which the Fund invests may be concentrated in a limited number of industries, which may subject those vehicles, and in turn the Fund, to a risk of significant loss if there is a downturn in a particular industry in which a number of the Fund’s CLO vehicles’ investments are concentrated;

•        Interest Rate Risk.    The Fund is exposed to risks associated with changes in interest rates. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates;

•        Credit Risk.    If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income and/or NAV would be adversely impacted.

•        Risks of Warehoused Investments.    The Fund may invest in warehouse facilities. During the period in which the Fund has capital invested in such warehouse facilities, the price and availability of loans may be adversely affected by a number of market factors, including price volatility, interest rate volatility and availability of investments suitable for the CLO. This could hamper the ability of the collateral manager to acquire a portfolio of loans that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date, which may cause the Fund to receive less than face value of its investment. Investments in warehouse facilities also present risks similar to those of CLOs.

•        Shares Not Listed; No Market for Shares.    Unlike certain other closed-end funds, the Fund’s shares will not be listed on any securities exchange;

•        Closed-end Fund; Liquidity Risks.    Regulations governing the Fund’s operation as a registered closed-end management investment company, including the asset coverage ratio requirements under the 1940 Act, affect its ability to raise additional capital and the way in which it does so. The raising of debt capital may expose the Fund to risks, including the typical risks associated with leverage;

•        Repurchase Risks.    The Fund has no obligation to repurchase shares at any time; any repurchases will only be made at such times, in such amounts, and on such terms as may be determined by the Board of Directors, in its sole discretion. The Fund should therefore be considered to offer limited liquidity;

•        Distribution Payment Risk.    The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as any applicable sales load;

•        Adverse Developments in the Capital Markets.    The Fund is currently operating in a period of capital markets disruption and economic uncertainty; and

•        Market Risk.    The Fund may be materially adversely affected by market, economic and political conditions and natural and man-made disasters, including pandemics, wars and supply chain disruptions, globally and in the jurisdictions and sectors in which the Fund invests.

See “PRINCIPAL RISKS” below, as well as our prospectus, for additional discussion of factors you should carefully consider before investing in the Fund’s securities.

PRINCIPAL RISKS

Investing in the Fund’s shares of beneficial interest (“Shares”) involves a number of significant risks. In addition to the other information contained elsewhere herein, you should consider carefully the following information before making an investment in the Shares. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of the Fund’s Shares could decline, and you may lose all or part of your investment.

Risks Related to the Fund’s Business and Structure

Limited Operating History.    The Fund is a non-diversified, closed-end management investment company with limited operating history. As a result, the Fund does not have significant financial information on which you can evaluate an investment in the Fund or the Fund’s prior performance. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives, achieve its desired portfolio composition, or raise sufficient capital and that the value of your investment could decline substantially or become worthless.

Lack of Diversification.    The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to continue to qualify as a RIC under Subchapter M of the Code, and thus the Fund intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

“Best-Efforts” Offering Risk.    This offering is being made on a best efforts basis, whereby Skyway Capital Markets, LLC (the “Dealer Manager”) is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum offering amount is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

Inadequate Network of Broker-Dealer Risk.    The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objective and strategies, depends upon the ability of the Dealer Manager to establish, operate and maintain a network of selected broker-dealers to sell the shares. If the Dealer Manager fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.

Senior Management and Personnel of the Adviser.    The Fund’s ability to achieve its investment objective depends on the Fund’s ability to effectively manage and deploy capital, which depends, in turn, on the Adviser’s ability to identify, evaluate and monitor, and the Fund’s ability to acquire, investments that meet its investment criteria.

Accomplishing the Fund’s investment objective on a cost-effective basis is largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and the Fund’s access to investments offering acceptable terms, either in the primary or secondary markets. Even if the Fund is able to grow and build upon its investment operations, any failure to manage its growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects. The results of the Fund’s operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if the Fund cannot successfully operate its business or implement its investment policies and strategies as described herein, it could negatively impact the Fund’s ability to pay distributions.

The Fund’s success also requires that Oxford Park Management retain investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and BDCs) and traditional financial services companies, with which the Fund competes for experienced personnel have greater resources than the Fund has.

The Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, whether the Fund has found a replacement or not. If the Adviser resigns, the Fund may not be able to find a new Adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If the Fund is unable to do so quickly, its operations are likely to experience a disruption, the Fund’s financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected and the market price of the Fund’s shares may decline. In addition, the coordination of the Fund’s internal management and investment activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if the Fund is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with the Fund’s investment objective may result in additional costs and time delays that may adversely affect the Fund’s financial condition, business and results of operations.

Key Personnel.    The Fund depends on the diligence, skill and network of business contacts of the senior management of Oxford Park Management. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service the Fund’s investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of Oxford Park Management, and Saul B. Rosenthal, the President of Oxford Park Management. Neither Mr. Cohen nor Mr. Rosenthal will devote all of their business time to the Fund’s operations, and both will have other demands on their time as a result of their other activities. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, due to Oxford Park Management’s relatively small staff size, the departure of any of Oxford Park Management’s personnel, including investment, accounting and compliance professionals, could have a material adverse effect on the Fund.

Although Messrs. Cohen and Rosenthal have experience managing other investment portfolios, including those of Oxford Lane Capital Corp., a closed-end management investment company that currently invests primarily in CLO debt and equity tranches, Oxford Square Capital Corp., a publicly traded BDC that invests principally in the debt of U.S.-based companies, and Oxford Bridge II, LLC and Oxford Gate Funds (as defined below), private investment funds that invest principally in the equity of CLOs, their track record and prior achievements are not necessarily indicative of future results that will be achieved by the Adviser. The Fund cannot assure you that it will be able to achieve the results realized by other vehicles managed by Messrs. Cohen and Rosenthal.

Incentive Fee Risks.    The Incentive Fee payable by the Fund to Oxford Park Management may create an incentive for Oxford Park Management to pursue investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in the Fund investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The Incentive Fee payable to Oxford Park Management is based on the Fund’s Pre-Incentive Fee Net Investment Income, as calculated in accordance with the Fund’s Investment Advisory Agreement. In addition, the Fund’s Management Fee is calculated on the basis of the Fund’s gross assets, including assets acquired through the use of leverage. This may encourage Oxford Park Management to use leverage to increase the aggregate amount of and the return on the Fund’s investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of the Fund’s securities.

The Fund may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent the Fund so invests, will bear its ratable share of any such investment company’s expenses, including management and performance fees. The Fund will also remain obligated to pay Management and Incentive Fees to Oxford Park Management with respect to the assets invested in the securities and other instruments of other investment companies. With respect to each of these investments, each of the Fund’s shareholders will bear his or her share of the Management Fee and Incentive Fee of Oxford Park Management as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which the Fund invests.

In the course of the Fund’s investing activities, the Fund pays Management and Incentive Fees to Oxford Park Management and reimburses Oxford Park Management for certain expenses it incurs. As a result, investors in the Fund’s shares invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

In addition, given the structure of the Investment Advisory Agreement with Oxford Park Management, any general increase in interest rates will likely have the effect of making it easier for Oxford Park Management to meet the quarterly hurdle rate for payment of Incentive Fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of Oxford Park Management. In addition, in view of the catch-up provision applicable to Incentive Fees under the Investment Advisory Agreement, Oxford Park Management could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s Incentive Fee resulting from such a general increase in interest rates.

Use of Leverage: Risk of Borrowing by the Fund.    The Fund may in the future issue debt securities or shares of preferred stock and/or borrow money from banks or other financial institutions, which the Fund refers to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, the Fund is permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as the Fund’s asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, the Fund is permitted to issue shares of preferred stock so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to the Fund’s outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Fund’s outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of the Fund’s assets declines, the Fund may be unable to satisfy this test. If that happens, the Fund may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness or redeem outstanding debt or shares of preferred stock, if applicable, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness or preferred dividends would not be available for distributions to its common shareholders. Furthermore, as a result of issuing senior securities, the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Fund issues preferred stock, the preferred stock would rank “senior” to common stock in the Fund’s capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of the Fund’s common stock or otherwise be in your best interest.

Valuation Risk.    Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Fund in accordance with its written valuation policy with the Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value. Typically, there will not be a public market for the type of investments the Fund targets, which will require the Fund to value these securities at fair value based on relevant information compiled by the Adviser, third-party pricing services (when available) and Valuation Committee and with the oversight, review and approval of the Board of Directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in the Fund’s portfolio, are to a certain degree subjective and dependent on a valuation process approved by the Board of Directors. Certain factors that may be considered in determining the fair value of the Fund’s investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The fair value of the Fund’s investments may differ materially from the values that would have been used if an active public market for these securities existed. The fair value of the Fund’s investments have a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. Investors purchasing the Fund’s securities based on an overstated NAV may pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors selling shares during a period in which the NAV understates the value of the Fund’s investments may receive a lower price for their shares than the value of its investments might warrant.

Competition.    The Fund may compete for investments with other investment funds (potentially including private equity funds, mezzanine funds and BDCs), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding.

Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and offer higher pricing than the Fund is willing to offer to potential sellers. The Fund may lose investment opportunities if its competitors are willing to pay more for the types of investments that the Fund targets. If the Fund is forced to pay more for its investments, the Fund may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. An increase in the number and/or the size of the Fund’s competitors in its target markets could force the Fund to accept less attractive investments. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on the Fund as a closed-end management investment company.

Conflicts of Interest Risks.    Oxford Park Management’s Investment Team presently manages the portfolios of Oxford Lane Capital Corp., a closed-end management investment company that currently invests primarily in CLO debt and equity tranches, and Oxford Square Capital Corp., a publicly-traded BDC that invests principally in the debt of U.S.-based companies. Additionally, Oxford Park Management’s Investment Team also manages Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC, managed by Oxford Gate Management, LLC (“Oxford Gate Management”). Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. In addition, the Fund’s executive officers and directors, as well as the current and future members of Oxford Park Management, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as the Fund. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the Fund or its shareholders.

Each of Oxford Lane Capital Corp., Oxford Square Capital Corp., Oxford Bridge II, LLC and the Oxford Gate Funds, as well as any affiliated investment vehicle formed in the future and managed by Oxford Park Management or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with the Fund and, accordingly, may invest in asset classes similar to those targeted by the Fund. As a result, Oxford Park Management’s Investment Team may face conflicts in allocating investment opportunities between the Fund and such other entities. Although Oxford Park Management’s Investment Team will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, the Fund may not be given the opportunity to participate in investments made by investment funds, including Oxford Lane Capital Corp., Oxford Square Capital Corp., Oxford Bridge II, LLC and the Oxford Gate Funds, managed by Oxford Park Management or an investment manager affiliated with Oxford Park Management. In any such case, when Oxford Park Management’s Investment Team identifies an investment, it will be required to choose which investment fund should make the investment, although the Fund, Oxford Lane Capital Corp., Oxford Square Capital Corp., Oxford Bridge II, LLC and the Oxford Gate Funds are subject to an allocation policy to ensure the equitable distribution of such investment opportunities, consistent with the requirements of the 1940 Act.

As a registered closed-end fund, the Fund is limited in its ability to co-invest in privately negotiated transactions with certain funds or entities managed by Oxford Park Management or its affiliates without an exemptive order from the SEC. On June 14, 2017, the SEC issued an exemptive order (the “Order”) which permits the Fund to co-invest in portfolio companies with certain funds or entities managed by Oxford Park Management or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Order. Pursuant to the Order, the Fund is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the shareholders and is consistent with the Fund’s then-current investment objective and strategies.

The Fund will reimburse Oxford Funds an allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing administrative functions, and the Fund’s allocable portion of the compensation of its Chief Financial Officer and any administrative support staff, including accounting personnel. The Fund will also reimburse Oxford Funds for the costs associated with the functions performed by its Chief Compliance Officer that Oxford Funds pays on the Fund’s behalf pursuant to the terms of an agreement between the Fund and ACA. These arrangements may create conflicts of interest that the Board of Directors must monitor. Oxford Park Management is not reimbursed for any performance-related compensation of its employees.

Oxford Park Management or its affiliates pays the Dealer Manager a fee of up to 1.00% with respect to Class I shares.

Risks Relating to our RIC Status.    Although the Fund has elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, it generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to the Fund’s shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s shareholders.

Risks Related to the Fund’s Investments

Risks Related to CLOs.    The Fund has initially invested principally in equity and junior debt tranches issued by CLO vehicles. Generally, there may be less information available to the Fund regarding the underlying debt investments held by such CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. As a result, the Fund’s shareholders may not know the details of the underlying debt investments of the CLO vehicles in which the Fund invests. The Fund’s CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLO vehicles. Additionally, CLOs in which the Fund invests are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the credit quality of the CLO Assets that serve as collateral may decline or the CLO Asset may default; (iii) the CLO may experience losses associated with selling CLO Assets at a loss; (iv) the Fund’s investments in CLO debt and equity will likely be subordinate to other senior classes of CLO debt; (v) the CLO vehicle itself may experience an event of default, leading to acceleration of the CLO’s debt and liquidation of CLO Assets at undesirable prices and (vi) the complex structure of the security may not be fully understood at the time of investment and may produce disputes among participants of the CLO transaction or unexpected investment results. The Fund’s NAV may also decline over time if its principal recovery with respect to CLO equity investments is less than the price the Fund paid for those investments.

The CLO vehicles in which the Fund invests will issue and sell or have already issued and sold debt tranches that will rank senior to the debt and equity tranches in which the Fund invests. By their terms, such tranches entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of default, insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO vehicle, holders of senior debt instruments would be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO vehicle may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other investors holding such securities in the event of a default, insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO vehicle. Therefore, the Fund may not receive back the full amount of its investment (or any of its investment) in a CLO vehicle or may not receive its anticipated yield.

The CLO equity market has experienced significant downturns from time to time. Due to the continued uncertainty in the CLO equity market, the Fund cannot assure you that it will achieve expected investment results and/or maintain its current level of cash distributions. The Fund’s future distributions are dependent upon the investment income the Fund receives on its portfolio investments, including its CLO equity investments. To the extent such CLO investments are terminated prior to the specified maturity date, such proceeds derived from a termination may be less than originally contemplated at that time of such investment. This may result in proceeds which may not be of a sufficient amount to invest in future CLO investments in order to generate cash returns that will enable the Fund to maintain the same level of distributions. This may result in a meaningful reduction in, or complete cessation of, the Fund’s distributions going forward. In addition, due to the asset coverage test applicable to the Fund as a registered closed-end management investment company, a reduction in the fair value of the Fund’s investments may limit its ability to make distributions.

Accounting and Tax Implications.    The accounting and tax implications of such investments are complicated. In particular, reported earnings from the equity tranche investments of these CLO vehicles are recorded under GAAP based upon an effective yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Limited Access to Information.    None of the information contained in a CLO’s monthly reports, other trustee reports or any other financial information furnished to the Fund as an investor in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. The Fund is not required to share any trustee reports or other reports received from any CLO with the Fund’s shareholders. Thus, you will have limited information on the assets held by, and the performance of, the CLOs in which the Fund invests.

Illiquidity of CLO Securities and their Investments.    Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which the Fund may invest. Although a secondary market may exist for the Fund’s investments in CLO vehicles, the market for the Fund’s investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

Failure to Satisfy Financial Tests.    CLO vehicles in which the Fund invests may fail to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests. Such failure could lead to a reduction in such CLO’s payments to the Fund because senior debt holders generally would be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.

Risks Related to CLO Structure.    The Fund’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities typically being leveraged between nine and 13 times), and therefore the junior equity and debt tranches in which the Fund invests will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Fund generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO transaction. In addition, the Fund may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing the Fund’s overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

CLO Fees and Expenses.    While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of CLO Assets without the expenses associated with directly holding the same investments, the CLO vehicle itself will incur Management Fees (including Incentive Fees) and other expenses. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees are effectively much higher when allocated only to the CLO equity tranche. These fees incurred at the CLO level are in addition to the fees charged by the Adviser at the Fund level. Additionally, CLOs could also be liable to the collateral manager, trustee and other parties for indemnity payments. The Fund, as a CLO equity investor, will generally bear a share of the CLO vehicles’ administrative and other expenses that is proportionate with other CLO equity investors; however, CLO equity investors often negotiate fee rebates through side letters and other arrangements, and there can be no assurance that the Fund will be able to negotiate fee rebates for any CLO in which it invests, or that any fee rebates it does negotiate will be as favorable as fee rebates other CLO equity investors may negotiate. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

Risks Related to Concentration.    The Fund’s portfolio may hold investments in a limited number of CLO vehicles. Beyond the asset diversification requirements associated with its qualification as a RIC under the Code, the Fund does not have fixed guidelines for diversification, it does not have any limitations on the ability to invest in any one CLO vehicle, and its investments may be concentrated in relatively few CLO vehicles. As the Fund’s portfolio is less diversified than the portfolios of some larger funds, it is more susceptible to failure if one or more of the CLO vehicles in which the Fund is invested experiences a high level of defaults on its underlying Senior Loans and Other CLO Assets. Similarly, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment.

Additionally, the CLO vehicles in which the Fund invests may have CLO Asset portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO vehicle is heavily invested may subject that vehicle, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily invested suffers from adverse business or economic conditions, a material portion of the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect its financial position and results of operations.

The Fund may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing its risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Concentration of Underlying Obligors Across CLOs.    Even if the Fund maintains diversification across different CLO issuers, the Fund may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent the Fund invests in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on the Fund’s CLO investments occurring together.

Risks Related to Reinvestment of CLO Assets.    As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or in response to the need to satisfy the CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce the Fund’s return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in CLO transactions in which the Fund owns a minority of the equity tranche, the holders of a majority of the equity tranche direct a call or refinancing of a CLO, thus causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Risks Related to CLO Managers.    The Fund relies on CLO collateral managers to administer and review the portfolios of collateral of the CLOs in which they invest. The actions of the CLO collateral managers may significantly affect the return on the Fund’s investments; however, the Fund, as an investor of the CLO, typically does not have any direct contractual relationship with the collateral managers of the CLOs in which the Fund invests. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on its investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to other classes of debt besides those in which the Fund invests; therefore, there can be no assurance that the collateral managers will always act in the best interest of the CLO securities in which the Fund is invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs, this could adversely impact the overall performance of the Fund’s investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, the Fund may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to the Fund as an investor in the CLO. In addition, liabilities incurred by the CLO manager to third parties may be borne by the Fund as an investor in the CLO to the extent such CLO is required to indemnify its collateral manager for such liabilities.

Additionally, there is no guarantee that, for any CLO the Fund invests in, the collateral manager in place when the Fund invests in such CLO securities will continue to manage such CLO through the life of our investment. Collateral managers are subject to removal or replacement by other holders of CLO securities without our consent, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which the Fund invests.

Risks Related to Leverage of Underlying Obligors.    Underlying obligors of the CLO Assets are typically highly leveraged, and there may not be significant restrictions on the amount of debt an obligor can incur. Substantial indebtedness adds additional risk with respect to an obligor and could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. In some cases, proceeds of debt incurred by an obligor could be paid as a dividend to shareholders rather than retained by the obligor for its working capital. Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If an obligor is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness, it may be forced to take other actions to satisfy its obligations under its indebtedness. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of the CLO Assets and thus the CLO securities in which the Fund invests. If such strategies are not successful and do not permit the obligor to meet its scheduled debt service obligations, the obligor may also be forced into liquidation, dissolution or insolvency, and the value of the CLO’s investment in such obligor could be significantly reduced or even eliminated.

Bankruptcy or Insolvency of an Obligor of a CLO Asset.    In the event of a bankruptcy or insolvency of an issuer or borrower of a CLO Asset, a court or other governmental entity may determine that the claims of the relevant CLO are not valid or not entitled to the treatment the CLO expected when making its initial investment decision.

Various laws enacted for the protection of debtors may apply to the CLO Assets held by the CLOs in which the Fund invests. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying CLO Asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of a CLO Asset, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such CLO Asset and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the CLO Assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of a CLO Asset, payments made on such CLO Asset could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

The CLO Assets of the CLOs in which the Fund invests may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such CLO Assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related CLO Assets are located and may differ depending on the legal status of the issuer or borrower.

U.S. Risk Retention.    In October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, and to the extent applicable to CLOs in which the Fund invests, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of the Fund’s investments. On February 9, 2018, a three-judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules (the “DC Circuit Ruling”). Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the securities (or cause their majority owned affiliates to dispose of the securities) constituting the

“eligible vertical interest” or “eligible horizontal interest” they were previously required to retain or take other actions with respect to such securities that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such securities, or to the extent none of the underlying collateral manager or its affiliates holds any CLO securities in any event, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the holders of the CLO debt or equity (which may include the Fund as a CLO investor). This could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to the Fund.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

EU/UK Risk Retention.    The securitization industry in both European Union (“EU”) and the United Kingdom (“UK”) has also undergone a number of significant changes in the past few years. Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardized securitization (as amended by Regulation (EU) 2021/557 and as further amended from time to time, the “EU Securitization Regulation”) applies to certain specified EU investors, and Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardized securitization in the form in effect on 31 December 2020 (which forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”)) (as amended by the Securitization (Amendment) (EU Exit) Regulations 2019 and as further amended from time to time, the “UK Securitization Regulation” and, together with the EU Securitization Regulation, the “Securitization Regulations”) applies to certain specified UK investors, in each case, who are investing in a “securitization” (as such term is defined under each Securitization Regulation).

The due diligence requirements of Article 5 of the EU Securitization Regulation (the “EU Due Diligence Requirements”) apply to each investor that is an “institutional investor” (as such term is defined in the EU Securitization Regulation), being an investor which is one of the following: (a) an insurance undertaking as defined in Directive 2009/138/EC of the European Parliament and of the Council of 25 November 2009 on the taking-up and pursuit of the business of Insurance and Reinsurance (Solvency II) (recast) (“Solvency II”); (b) a reinsurance undertaking as defined in Solvency II; (c) subject to certain conditions and exceptions, an institution for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 of the European Parliament and of the Council of 14 December 2016 on the activities and supervision of institutions for occupational retirement provision (IORPs) (the “IORP Directive”), or an investment manager or an authorized entity appointed by an institution for occupational retirement provision pursuant to the IORP Directive; (d) an alternative investment fund manager (“AIFM”) as defined in Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers that manages and/or markets alternative investment funds in the EU; (e) an undertaking for the collective investment in transferable securities (“UCITS”) management company, as defined in Directive 2009/65/EC of the European Parliament and of the Council of 13 July 2009 on the coordination of laws, regulations and administrative provisions relating to undertakings for collective investment in transferable securities (UCITS) (the “UCITS Directive”); (f) an internally managed UCITS, which is an investment company authorized in accordance with the UCITS Directive and which has not designated a management company authorized under the UCITS Directive for its management; or (g) a credit institution as defined in Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms (the “CRR”) for the purposes of the CRR, or an investment firm as defined in the CRR, in each case, such investor an “EU Institutional Investor”.

The due diligence requirements of Article 5 of the UK Securitization Regulation (the “UK Due Diligence Requirements” and, together with the EU Due Diligence Requirements, the “Due Diligence Requirements”) apply to each investor that is an “institutional investor” (as such term is defined in the UK Securitization Regulation), being an investor which is one of the following: (a) an insurance undertaking as defined in the Financial Services and Markets Act 2000 (as amended, the “FSMA”); (b) a reinsurance undertaking as defined in the FSMA; (c) an occupational pension scheme as defined in the Pension Schemes Act 1993 that has its main administration in the UK, or a fund manager of such a scheme appointed under the Pensions Act 1995 that, in respect of activity undertaken pursuant to that appointment, is authorized under the FSMA; (d) an AIFM (as defined in the Alternative Investment Fund Managers Regulations 2013 (the “AIFM Regulations”)) which markets or manages AIFs (as defined in the AIFM Regulations) in the UK; (e) a management company as defined in the FSMA; (f) a UCITS as defined by the FSMA, which is an authorized open ended investment company as defined in the FSMA; (g) a FCA investment firm as defined by the CRR as it forms part of UK domestic law by virtue of EUWA (the “UK CRR”); or (h) a CRR investment firm as defined in the UK CRR, in each case, such investor a “UK Institutional Investor” and, such investors together with EU Institutional Investors, “Institutional Investors”.

Among other things, the applicable Due Diligence Requirements require that prior to holding a “securitization position” (as defined in each Securitization Regulation) an Institutional Investor (other than the originator, sponsor or original lender) has verified that:

(1)    the originator, sponsor or original lender will retain on an ongoing basis a material net economic interest which, in any event, shall be not less than five per cent. in the securitization, determined in accordance with Article 6 of the applicable Securitization Regulation, and has disclosed the risk retention to such Institutional Investor;

(2)    (in the case of each EU Institutional Investor only) the originator, sponsor or securitization special purpose entity (“SSPE”) has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation in accordance with the frequency and modalities provided for thereunder;

(3)    (in the case of each UK Institutional Investor only) the originator, sponsor or SSPE:

(i)     if established in the UK has, where applicable, made available the information required by Article 7 of the UK Securitization Regulation (the “UK Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; or

(ii)    if established in a country other than the UK, where applicable, made available information which is substantially the same as that which it would have made available under the UK Transparency Requirements if it had been established in the UK, and has done so with such frequency and modalities as are substantially the same as those with which it would have made information available under the UK Transparency Requirements if it had been established in the UK; and

(4)    in the case of each Institutional Investor, where the originator or original lender either (i) is not a credit institution or an investment firm (each as defined in the applicable Securitization Regulation) or (ii) is established in a third country (being (x) in respect of the EU Securitization Regulation, a country other than an EU member state, or (y) in respect of the UK Securitization Regulation, a country other than the UK), the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes in order to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness.

The Due Diligence Requirements further require that prior to holding a securitization position, an Institutional Investor, other than the originator, sponsor or original lender, carry out a due diligence assessment which enables it to assess the risks involved, including but not limited to (a) the risk characteristics of the individual securitization position and the underlying exposures; and (b) all the structural features of the securitization that can materially impact the performance of the securitization position, including the contractual priorities of payment and priority of payment-related triggers, credit enhancements, liquidity enhancements, market value triggers, and transaction-specific definitions of default.

Any Institutional Investor that fails to comply with the applicable Due Diligence Requirements in respect of a securitization position which it holds may become subject to a range of regulatory sanctions including, in the case of a credit institution, investment firm, insurer or reinsurer, a punitive regulatory capital charge with respect to such securitization position, or, in certain other cases, a requirement to take corrective action.

To the extent a CLO is structured in compliance with the Securitization Regulations, the Fund’s ability to invest in the CLO equity of such CLOs could be limited, or the Fund could be required to hold its investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of Institutional Investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the CLO equity) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of the Fund’s investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

Japanese Risk Retention.    The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (Shinyo Kinko), credit cooperatives (Shinyo Kumiai), labor credit unions (Rodo Kinko), agricultural credit cooperatives (Nogyo Kyodo Kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities the Fund purchases may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

Investment Risk.    An investment in the Fund’s securities is subject to investment risk, including the possible loss of your entire investment. An investment in the Fund’s securities represents an indirect investment in the portfolio of equity and junior tranches issued by CLO vehicles and other securities owned by the Fund, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s securities may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Market Risk.    Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as index price risk. The Fund may use derivative instruments to hedge the investment portfolio against currency risks. The Fund’s investments in CLO vehicles and other types of corporate credits typically have no significant assets other than the collateral. Accordingly, payments on the equity and junior debt instruments the Fund initially targets are payable solely from the cash flows from the collateral, net of all management fees and other expenses. Quarterly distributions or interest payments to the Fund as a holder of equity or junior debt instruments, respectively, will only be made after payments due on any outstanding senior debt tranches have been made in full for such quarter.

Rating Risk.    Certain of the major rating agencies (including Moody’s, Standard and Poor’s and Fitch) have downgraded, and may continue to downgrade, the tranches of CLO vehicles that the Fund is targeting and, therefore, these investments may be seen as riskier than they were previously thought to be. The Fund cannot assure you that the rated CLO securities in which it invests will not experience downgrades. To the extent the Fund’s portfolio experiences such downgrades, the value of the Fund’s investments, and its ability to liquidate such investments, would likely be impaired. A significant impairment of any of the Fund’s investments may have a material adverse effect on the Fund’s financial results and operations.

In addition, the ratings assigned to the CLO Assets in which the CLOs invest are subject to change at any time, including for reasons unrelated to performance, such as changes in rating agency methodology, changes in economic conditions, changes in the loan markets, changes in the creditworthiness of the underlying obligors and a variety of other factors. If downgrade actions by a rating agency result in an increase in the number of CLO Assets with ratings of “Caa1” or “CCC+” or lower, then even if such CLO Assets do not suffer defaults or delinquencies or otherwise deteriorate in performance, the CLO vehicle could fail to satisfy certain tests, which could lead to the early amortization of some or all of the CLO debt. As a result, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Fund holds would instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment.

Interest Rate Risk.    The Fund’s investments have been focused on investments in equity and floating rate junior debt tranches issued by CLO vehicles, and to a lesser extent warehouse facilities and corporate credits, each of which are exposed to interest rate risk. Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, the Fund expects CLO equity and junior debt tranches to provide potential protection against rising interest rates when the benchmark is above the average benchmark floor on a CLO’s assets. However, the Fund’s investments in CLO Assets through investments in junior equity and debt tranches of CLOs are nonetheless sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow the Fund receives on the junior debt securities and CLO equity in which the Fund invests. Furthermore, because floating or variable rates only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s NAV. In addition, many underlying corporate borrowers can elect to pay interest based on a 1-month, 3-month and/or other term base rates in respect of the loans held by CLOs in which the Fund invests, in each case plus an applicable spread, whereas floating rate CLO securities generally pay interest based on a 3-month term plus a spread. The 3-month term rate may fluctuate in excess of other potential term rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or lower, but in any event lower, base rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Fund’s cash flows, results of operations or NAV, which may impact the Fund’s ability to maintain required levels of asset coverage. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term base rate exceeds the 1-month term base rate increases.

In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, underlying obligors may be unable to pay their debt liabilities or refinance, and loan defaults may increase, thus resulting in credit losses that would adversely affect our cash flow, fair value of our assets and operating results.

Benchmark Floor Risk.    Because CLOs issue debt primarily on a floating rate basis, an increase in the relevant benchmark will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have benchmark floors such that, when the relevant benchmark is below the stated benchmark floor, the stated benchmark floor (rather than the benchmark itself) is used to determine the interest payable under the loans. Therefore, if the relevant benchmark increases but stays below the average benchmark floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which the Fund holds.

Credit Risk.    Credit risk is the risk that one or more investments in a portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial condition. If a CLO in which the Fund invests, an underlying asset of any such CLO or any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Fund’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Fund’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Fund’s NAV. With respect to the Fund’s investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. While a senior position in the capital structure of a corporate borrower may provide some protection to the CLO vehicles or other credit investments in which the Fund invests, losses or other reductions in collateral may still occur in the portfolios of such CLO vehicles or corporate credits because the market value of such loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. CLOs may also invest in second lien loans, first lien last out loans and unsecured loans and bonds, all of which have a heightened level of risk in the event of a decline in the financial condition of the underlying obligor. As the Fund invests primarily in equity and junior debt tranches of CLO vehicles, the Fund is exposed to a greater amount of credit risk than a fund which invests in senior debt or investment grade securities. The prices of primarily non-investment grade securities are more sensitive to negative developments, such as a decline in a CLO vehicle’s collateral or cash flows or a general economic downturn, than are the prices of more senior debt securities. The Fund’s CLO Assets of below investment grade quality, which are often referred to as “junk,” are predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. The Fund is typically in a first loss or subordinated position with respect to realized losses on the collateral of each investment the Fund makes in a CLO vehicle. The leveraged nature of the CLO vehicle, in particular, magnifies the adverse impact of collateral defaults.

Participation Risk.    The CLOs in which the Fund invests may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, when a CLO acquires a Participation, the selling institution retains title to the loan and grants the CLO rights to the cash flow and other rights related to such loan (or portion thereof). Thus, in a participation, the contractual relationship is with the lender selling the participation, but not with the borrower. In purchasing a Participation, the CLOs in which the Fund invests generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and the CLOs in which the Fund invests may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. Furthermore, a participant assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, a participant may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the CLO Asset. Additionally, the holder of a Participation in a debt obligation may not have the right to vote on certain matters presented to the lenders under the relevant CLO Asset.

Liquidity Risk.    Liquidity risk is defined as the risk that the Fund may not be able to settle or meet its obligations on time or at a reasonable price. The Fund may invest up to 100% of its portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which the Fund invests. Although a secondary market may exist for the Fund’s investments, the market for the Fund’s investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, the Fund believes that ownership of CLO equity and junior debt instruments has generally been distributed across a wide range of holders, some of whom the Fund believes may continue to face near- to intermediate-term liquidity issues, which may result in such holders attempting to liquidate CLO securities, which can cause a decline in market value of such CLO securities. Further, the Fund believes that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that the Fund is targeting, thereby reducing the prospective investor population, which would limit the Fund’s ability to sell its position in a CLO vehicle if the Fund chooses to or needs to do so. None of the Fund or any CLO in which it invests has any limitation on the amount of assets which may be invested in assets that are not readily marketable or are subject to restrictions on resale. Further, the CLO securities in which the Fund invests and the CLO Assets in which CLOs invest are typically not listed on any national securities exchange or automated quotation system, and no active trading market exists for many CLO securities or CLO Assets. As a result, many CLO securities and CLO Assets are illiquid, meaning that the Fund may not be able to sell CLO securities quickly at a fair price, and the CLOs in which the Fund invests may not be able to sell underlying CLO Assets quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities.

Exposure to Foreign Markets.    While the Fund invests primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and the Fund may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose the Fund and the CLOs in which the Fund invests to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, the Fund, and the CLO vehicles in which it invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that the Fund holds.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when the Fund’s assets are uninvested. The Fund’s inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such investment or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Although the Fund expects that most of its investments will be U.S. dollar-denominated and that most of the CLOs in which the Fund invests will hold CLO Assets which are primarily U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that it will, in fact, hedge currency risk, or that if the Fund does, such strategies will be effective.

Hedging Transactions.    While the Fund does not currently intend to engage in hedging transactions, if the Fund engages in hedging transactions, it may expose itself to risks associated with such transactions. The Fund may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund’s portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of the Fund’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Derivatives.    Subject to certain exceptions, the Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if the Fund has elected to treat them as borrowings) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and testing requirements and requirements related to board reporting. These requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Non-Performing Investments.    The Fund may obtain exposure to underlying senior secured loans and other CLO Assets through its investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

Middle-Market Loans.    In addition, the portfolios of certain CLOs in which the Fund invests may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results.

The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ from (and may be better or worse than) broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which the Fund may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Warehoused Investments.    The Fund may invest capital in warehouse facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing. Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer or its affiliate) will purchase and “warehouse” a portion of the underlying loans that will be held by such CLO. The Fund may be expected to provide equity capital in support of warehouse facilities during warehousing periods. The period from the date such warehouse facility is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” During this period, the price and availability of these loans (referred to as collateral obligations) may be adversely affected by a number of market factors, including price volatility, interest rate volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Investments in warehouse facilities present risks similar to those of investments in CLOs and, accordingly, any references herein to CLOs in which the Fund invests or CLO equity investments shall also refer to warehouse facilities and investments therein, as the context requires.

CLO Anti-Deferral Provision Risks.    The CLO vehicles in which the Fund invests generally constitute Passive Foreign Investment Companies (“PFICs”). Because the Fund will acquire investments in PFICs (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by it to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receive any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds 10% or more of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in its income, the Fund will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities in order to satisfy the annual distribution requirement applicable to RICs. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Taxes.”

CLO Withholding Tax Risks.    Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” imposes a withholding tax of 30% on payments of U.S. source interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. Most CLO vehicles in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect its operating results and cash flows.

Risks related to the transition away from LIBOR.    As of September 30, 2024, no settings of London Interbank Offered Rate (“LIBOR”) continue to be published. On March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for certain financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. Although the transition process away from LIBOR has become increasingly well-defined (e.g. the LIBOR Act now provides a uniform benchmark replacement for certain LIBOR-based instruments in the United States), the transition process is complex and it could cause a disruption in the credit markets generally and could have adverse impacts on the Fund’s business financial condition and results of operations, including, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR or which have been transitioned away from LIBOR to a different rate like SOFR and, in any case, could result in a reduction in the value of certain investments held by the Fund.

Risks Relating to an Investment in the Fund’s Securities

Shares Not Listed; No Market for Shares.    Shares are not traded on any national securities exchange or other market. No market currently exists for the shares, and the Fund contemplates that one will not develop. The shares are, therefore, not readily marketable. Although the Fund expects to offer to repurchase shares quarterly, no assurances can be given that the Fund will do so. Consequently, the shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks.    The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Repurchase Risks.    The Fund has no obligation to repurchase shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion. With respect to any future repurchase offer, shareholders tendering any shares for repurchase must do so by the Notice Date. The Notice Date generally will be at least 20 business days prior to the Valuation Date. Tenders will be revocable upon written notice to the Fund until the Expiration Date. The Expiration Date will be prior to the Valuation Date. Shareholders that elect to tender any shares for repurchase will not know the price at which such shares will be repurchased until the Fund’s NAV as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of shares in the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund is not able to dispose of certain investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in CLO securities in a timely manner or otherwise fund the share repurchase offer.

Substantial Repurchases.    Substantial requests for the Fund to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the NAV of the Fund.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain CLO securities, the Fund will thereafter hold a larger proportion of its assets in the remaining CLO securities, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of shareholders or to conduct future repurchases at all. In addition, substantial repurchases of shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.    The Fund may repurchase and/or redeem shares in accordance with the terms of its Charter, Bylaws and the 1940 Act, including Rule 23c-2, held by a shareholder or other person acquiring shares from or through a shareholder, if:

•        ownership of the shares by the shareholder or other person likely will cause the Fund to be in violation of, require registration of any shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•        continued ownership of the shares by the shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Directors, the Adviser or any of their affiliates, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•        any of the representations and warranties made by the shareholder or other person in connection with the acquisition of the shares was not true when made or has ceased to be true;

•        the shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the shares;

•        the beneficial owner’s estate submits a tender request and proof of owner’s death;

•        the disabled beneficial owner’s legal representative submits tender request and proof of qualified disability; or

•        the Fund or the Board of Directors determine that the repurchase of the shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Investment Dilution Risk.    The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Articles of Incorporation (the “Charter”) authorizes it to issue 250,000,000 shares of common stock, 100,000,000 of which are designated as Class A Common Stock, 50,000,000 of which are designated as Class C Common Stock, 50,000,000 of which are designated as Class I Common Stock and 50,000,000 of which are designated as Class L Common Stock. After an investor purchases shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares of common stock, such investor’s percentage ownership interest in the Fund will be diluted.

Distribution Payment Risk.    The Fund cannot assure investors that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board of Directors and may depend on the Fund’s net investment income, financial condition, maintenance of its RIC status, compliance with applicable regulations and such other factors as the Board of Directors may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the shares. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of their shares, even if such shares are sold at a loss relative to the shareholder’s original investment.

Anti-Takeover Risks.    The Maryland General Corporation Law and the Charter and the Fund’s bylaws (the “Bylaws”) contain provisions that may discourage, delay or make more difficult a change in control of the Fund or the removal of its directors. The Fund is subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. The Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between the Fund and any other person, subject to prior approval of such business combination by the Board of Directors, including approval by a majority of Independent Directors.

If the resolution exempting business combinations is repealed or the Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of the Fund and increase the difficulty of consummating such an offer. Additionally, the Fund is subject to the Maryland Control Share Act pursuant to its Bylaws, which makes it more difficult for a third party to obtain control of the Fund and increases the difficulty of consummating such a transaction.

The Fund has also adopted measures that may make it difficult for a third party to obtain control of the Fund, including provisions of the Charter authorizing the Board of Directors to classify or reclassify shares in one or more classes or series, to cause the issuance of additional shares, to amend the Charter without shareholder approval and to increase or decrease the number of shares that the Fund has authority to issue. These provisions, as well as other provisions of the Charter and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders.

Other Risks Relating to the Fund

Adverse Developments in the Capital Markets.    Recent market and economic conditions have been unprecedented and challenging. Continued concerns about the systemic impact of inflation, energy costs, the pandemic, geopolitical issues, the availability and cost of credit, sovereign debt levels, the mortgage market and a declining real estate market in the U.S. have contributed to increased market volatility and diminished expectations for the U.S. economy. These conditions, combined with volatile oil prices, declining business and consumer confidence and increased unemployment have contributed to volatility of unprecedented levels. The factors described above have led to an overall reduction in liquidity in the debt capital markets, including sources of liquidity that the Fund may wish to utilize. Such conditions could reduce the availability of leverage to the Fund, its investments, and potential purchasers of the Fund’s investments or make such leverage more expensive to obtain, thereby adversely affecting its performance.

Market Risk.    Various social and political circumstances in the United States and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the United States and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Specifically, the Israel-Hamas war and conflict between Russia and Ukraine, and resulting market volatility, could adversely affect the Fund’s business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the United States and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund’s business, financial condition, cash flows and results of operations and could cause the market value of the Fund’s common stock and/or debt securities to decline. These market and economic disruptions could also negatively impact the operating results of the Fund’s investments.

Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make its investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 outbreak, persists for an extended period of time.

The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on its behalf.

The Fund’s investment strategy and the availability of opportunities satisfying its risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.

Adverse economic conditions also decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase its funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could prevent the Fund from increasing investments and harm its operating results. An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.

Pandemics and Natural Disasters.    Widespread disease as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere herein, including political, social and economic risks.

Terrorist Activities.    Terrorist attacks have caused instability in the world financial markets and may generate global economic instability. The continued threat of terrorism and the impact of military or other action could affect the Fund’s financial results.

Environmental Risks.    The Fund’s business may face public scrutiny related to environmental, social and governance (“ESG”) activities. The Fund risks damage to its brand and reputation if it fails to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and considering ESG factors in its investment processes. Adverse incidents with respect to ESG activities could impact the value of the Fund’s brand, the cost of its operations and relationships with investors, all of which could adversely affect the Fund’s business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect the Fund’s business.

Changes in Laws and Regulations.    The Fund, the CLO vehicles in which the Fund invests, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its shareholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing the Fund’s operations may cause the Fund to alter its investment strategy in order to avail itself of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in the Fund’s investment focus shifting from the areas of expertise of the Adviser’s Investment Team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of your investment.

Inflation Risk.    Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. The U.S. and other developed economies have continued to experience higher-than normal inflation rates. It remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, if an obligor of a CLO Asset in which the Fund invests is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. As inflation rises, an underlying obligor may earn more revenue but may incur higher expenses, as wages and prices of inputs increase during periods of inflation. Thus, heightened inflationary pressures could increase the risk of default by the CLO’s underlying obligors. In addition, during any periods of rising inflation, the real value of investments and distributions to the Fund would decline, and the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, all of which would tend to further reduce returns to shareholders. Conversely, as inflation declines, the Fund, any CLO in which it invests and any underlying obligor of the CLO Assets may not be able to reduce expenses commensurate with any resulting reduction in revenue.

In an attempt to stabilize inflation, countries may impose wage and price controls, tighten the monetary supply, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Cybersecurity Risks.    The occurrence of a disaster such as a cyber-attack against the Fund or against a third-party that has access to its data or networks, a natural catastrophe, an industrial accident, a terrorist attack or war, disease pandemics, events unanticipated in the Fund’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund’s computer-based data processing, transmission, storage, and retrieval systems or destroy data.

The Fund depends heavily upon computer systems to perform necessary business functions. Despite the Fund’s implementation of a variety of security measures, the Fund’s computers, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed, stored in, and transmitted through the Fund’s computer systems and networks. Such an attack could cause interruptions or malfunctions in the Fund’s operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which the Fund does business may also be sources of cybersecurity or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of the Fund’s information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects its data, resulting in increased costs and other consequences as described above.

The Fund’s business is highly dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control and adversely affect its business. There could be:

•        sudden electrical or telecommunications outages;

•        natural disasters such as earthquakes, tornadoes and hurricanes;

•        events arising from local or larger scale political or social matters, including terrorist acts; and

•        cyber attacks.

These events, in turn, could have a material adverse effect on the Fund’s operating results and negatively affect the market price of the Fund’s common stock and its ability to pay distributions to shareholders.

Artificial Intelligence and Machine Learning Technology Risk.    Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.

Recent technological advances in AI pose risks to the Fund, the Adviser, and our portfolio investments. The Fund could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund may not be in a position to control the use of AI technology in third-party products or services.

Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming part accessible by other third-party AI applications and users. While the Adviser does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to our business and the Adviser’s business, including by potentially significantly disrupting the markets in which we operate or subjecting us and the Adviser to increased competition and regulation, which could materially and adversely affect business, financial condition or results of operations of us and the Adviser. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the Adviser.

Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error — potentially materially so — and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that we are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or our investments.

AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.    There has been ongoing discussion and commentary regarding significant changes to United States trade policies, treaties and tariffs. There is significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to maximize its portfolio’s risk-adjusted total return. The Fund implements its investment objective by purchasing portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which the Fund may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which the Fund focuses on are collateralized primarily by Senior Loans and, to a limited extent, other CLO Assets (such as second lien loans, other subordinated loans, unsecured loans and bonds) and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Below investment grade securities, such as the CLO securities in which the Fund primarily invests, are often referred to as “junk.” In addition, the CLO equity and junior debt securities in which the Fund invests are highly leveraged (with CLO equity securities typically being leveraged between nine and thirteen times), which significantly magnifies the Fund’s risk of loss on such investments relative to senior debt tranches of CLOs. A CLO is itself highly leveraged because it borrows significant amounts of money to acquire the underlying commercial loans in which it invests. A CLO borrows money by issuing debt securities to investors (including junior debt securities of the type that the Fund invests), and the CLO equity is the first to bear the risk on the underlying investment. The Fund’s investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing. The Fund may also invest, on an opportunistic basis, in other corporate credits of a variety of types. Oxford Park Management manages the Fund’s investments and its affiliate arranges for the performance of the administrative services necessary for the Fund to operate.

CLO vehicles, due to their high leverage, are more complicated to evaluate than direct investments in Senior Loans and other CLO Assets. Since the Fund invests in the residual interests of CLO securities, the Fund’s investments are riskier than the profile of the Senior Loans by which such CLO vehicles are collateralized. The Fund’s investments in CLO vehicles are riskier and less transparent to the Fund and its shareholders than direct investments in the underlying Senior Loans. The Fund’s portfolio of investments may lack diversification among CLO vehicles which would subject the Fund to a risk of significant loss if one or more of these CLO vehicles experience a high level of defaults on its underlying CLO Assets. The CLO vehicles in which the Fund invests will have debt that ranks senior to its investment. The market price for CLO vehicles may fluctuate dramatically, which would make portfolio valuations unreliable and negatively impact the Fund’s NAV and its ability to make distributions to its shareholders.

The Fund’s financial results may be affected adversely if one or more of its significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as the Fund expects.

The Fund’s investments in CLO vehicles may be subject to special anti-deferral provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. Specifically, the CLO vehicles in which the Fund invests may generally constitute PFICs. Because the Fund will acquire investments in PFICs (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by the Fund to its shareholders. See “Risks — Risks Related to the Fund’s Investments” beginning on page 55 to read about factors you should consider before investing in the Fund’s securities.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The CLO portfolio is managed by a collateral manager, which is unaffiliated with the Fund or the Adviser. The loans within the CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received, the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, the Fund believes that CLO equity and junior debt investments allow investors to gain exposure to the Senior Loan market on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. The Fund therefore believes that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is illustrative only and depicts structures among CLO vehicles in which the Fund may invest may vary substantially from the illustrative example set forth below.

The Fund will typically invest in the equity tranches, which are not rated, and to a lesser extent the “B” and “BB” tranches of CLO vehicles.

The Syndicated Senior Loan Market

The Fund believes that while the syndicated leveraged corporate loan market is relatively large, with Standard and Poor’s estimating the total par value outstanding at approximately $1.5 trillion as of September 30, 2025, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•        Floating rate instruments.    Senior Loans and other types of CLO Assets typically contain a floating interest rate as opposed to a fixed interest rate, which the Fund believes provides some measure of protection against the risk of interest rate fluctuation. However, all of the Fund’s CLO investments have many CLO Assets which are subject to interest rate floors and since interest rates on CLO Assets may only reset periodically and the amount of the increase following an interest rate reset may be below the interest rate floors of such CLO Assets, the Fund’s ability to benefit from rate resets following an increase in interest rates may be limited.

•        Frequency of interest payments.    Senior Loans and other CLO Assets typically provide for scheduled interest payments no less frequently than quarterly.

Investment Opportunity

The Fund believes that the market for CLO-related assets provides the Fund with opportunities to generate attractive risk-adjusted returns over the long term.

The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads, have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Additionally, given that the CLO vehicles the Fund invests in are cash flow-based vehicles, this term financing may be beneficial in periods of market volatility.

The Fund will review a large number of CLO investment opportunities in the current market environment, and it expects that the majority of its portfolio holdings, over the near to intermediate-term, will continue to be comprised of CLO debt and equity securities, with the more significant focus over the near-term likely to be on CLO equity securities.

Investment Selection

Oxford Park Management’s investment team (the “Investment Team”) is responsible for all aspects of the Fund’s investment process. Oxford Park Management’s senior investment team currently consists of Messrs. Cohen and Rosenthal, who serve as members of the investment committee of Oxford Park Management. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Messrs. Cohen or Rosenthal must approve all investments in order for them to close. The stages of the Fund’s investment selection process are as follows:

Deal Sourcing

Deal sourcing is generally conducted through brokers and bankers, and may also be sourced through industry contacts, CLO vehicle sponsors and investors. The Fund believes that it has an active pipeline of deal flow, particularly through multiple CLO trading desks.

Screening

In screening potential investments in CLO vehicles, the Investment Team utilizes a similar income-oriented investment philosophy they employ in their work managing other CLO investments at Oxford Lane Capital Corp. and Oxford Square Capital Corp.

Identification

The Fund identifies opportunities in the CLO market through its network of brokers, dealers, agent banks, collateral mangers and sponsors. The Fund believes that it has developed an infrastructure that provides the Fund with a competitive advantage in locating and acquiring attractive CLO opportunities. The Fund believes that it also has an active pipeline of deal flow, particularly through multiple CLO trading desks. The CLO vehicles which the Fund focuses on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. In screening potential investments in CLO vehicles, the Fund’s due diligence process generally includes a review of current financial information and projections, review of collateral quality, concentration limitation and coverage test ratios, and a review of the prospective investment’s capital structure and the terms and conditions.

Due Diligence

The Investment Team conducts due diligence on prospective investments.

The Adviser’s due diligence process generally includes some or all of the following elements:

•        review of indenture structures;

•        review of underlying collateral loans;

•        analysis of projected future cash flows; and

•        analysis of compliance with covenants.

Upon the completion of due diligence, the investment professionals present the opportunity to the Adviser’s investment committee, which then determines whether to proceed with the potential investment. Any fees and expenses incurred by Oxford Park Management in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by the Fund, which reimbursements will be in addition to any Management or Incentive Fees payable under the Investment Advisory Agreement to Oxford Park Management. While the investment strategy involves a team approach, the Fund may not enter into a transaction without the prior approval of either Messrs. Cohen or Rosenthal.

Ongoing Relationships

Monitoring

The Adviser monitors the Fund’s investments on an ongoing basis. The Adviser has several methods of monitoring the performance and value of the Fund’s investments, which include the following:

•        review of pricing data and indicative bids for recent transactions in the Fund’s investments;

•        comparisons to other Senior Loans and CLO vehicles; and

•        review of available financial reports for the Fund’s investments.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings for the first quarter and the third quarter of each fiscal year on SEC Form N-PORT. The Fund’s N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to shareholders during the year ended September 30, 2025, were approximately $5.9 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Park Income Fund, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Park Income Fund, Inc., and its terms apply both to our current shareholders and to former shareholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or taxpayer identification number.

This information is used only so that we can send you annual and semi-annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•        It is our policy that only authorized employees of our investment adviser, Oxford Park Management, LLC, who need to know your personal information will have access to it.

•        We may disclose shareholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•        If required by law, we may disclose shareholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Our privacy policy is available on our website at https://www.oxfordfunds.com/privacy-policy/. If you have any questions or concerns about the policy, please contact by calling (203) 983-5275.

Oxford Park Income Fund, Inc.

BOARD OF DIRECTORS
Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Park Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

____________

(1)      Interested directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended.

Oxford Park Income Fund, Inc.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | https://www.oxfordparkincome.com | (203) 983-5275

Item 2.       Code of Ethics

Oxford Park Income Fund, Inc. (the “Registrant”) has adopted a code of business conduct and ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Park Income Fund, Inc. The Registrant did not make any amendments to or grant any waivers, including implicit waivers, from any provisions of the code of business conduct and ethics during the period covered by this report. The Registrant’s code of business conduct and ethics can be accessed via the Registrant’s website at https://www.oxfordparkincome.com.

Item 3.       Audit Committee Financial Expert

The Registrant’s Board of Directors has determined that Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is David S. Shin based on his experience in investment banking and accounting. Mr. Shin is “independent” within the meaning of that term used in Form N-CSR.

Item 4.       Principal Accountant Fees and Services

a)      Audit Fees.    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the year ended September 30, 2025 fees billed were $277,034. For the year ended September 30, 2024 aggregate fees billed for professional services rendered by PwC were $170,000.

b)      Audit-Related Fees.    No such fees were billed for the years ending September 30, 2025 and September 30, 2024 for audit-related services provided by PwC.

c)      Tax Fees.    The aggregate fees billed for professional services by PwC for tax compliance, tax advice and tax planning for the years ending September 30, 2025 and September 30, 2024 were $0.

d)      All Other Fees.    No such fees were billed for the years ending September 30, 2025 and September 30, 2024 for products and services provided by PwC.

e)      (1).    The Registrant’s Audit Committee is required to pre-approve any independent accountant’s engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i) (1)(B) of the 1934 Act, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Item 5.       Audit Committee of Listed Registrant

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the 1934 Act. The members of the committee are Mark J. Ashenfelter (chairman), David S. Shin and John Reardon

Item 6.       Investments

Please see the schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)     Not applicable.

(b)    Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9.       Proxy Disclosures for Open-Ended Management Investment Companies

Not applicable.

Item 10.     Remuneration Paid to Directors, Officer, and Others of Open-End Management Investment Companies

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract

A statement regarding basis for approval of the Investment Advisory Agreement is included in the Registrant’s Report to Shareholders under Item 1 herein.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated proxy voting responsibility to its investment adviser, Oxford Park Management, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below.

OXFORD PARK MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The Proxy Voting Policies and Procedures of the Adviser are set forth below. You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Park Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Registrant’s portfolio securities in the best interests of the Registrant’s shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by the Registrant. Although the Adviser will generally vote against proposals that may have a negative impact on the Registrant’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers of the Adviser who are responsible for monitoring each of the Registrant’s investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process to disclose to the Adviser’s Chief

Compliance Officer (“CCO”) any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal without the prior approval of the CCO and Senior Management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Park Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 13.     Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the Fund, as of September 30, 2025, is set forth below.

The management of the Fund’s investment portfolio is the responsibility of Oxford Park Management, LLC (“Oxford Park Management”), and its investment committee, which currently consists of Jonathan H. Cohen, the Chief Executive Officer of Oxford Park Management, and Saul B. Rosenthal, the President of Oxford Park Management. Oxford Park Management’s investment committee must approve each new investment that the Registrant makes. The members of Oxford Park Management’s investment committee are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of Oxford Funds, LLC, the managing member of Oxford Park Management, are entitled to a portion of any investment advisory fees paid by the Registrant to Oxford Park Management.

Because Oxford Park Management currently provides portfolio management services only to the Fund, the Fund does not believe there are any conflicts of interests with respect to Oxford Park Management’s management of its portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Park Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President of Oxford Lane Capital Corp., a closed-end management investment company that currently invests primarily in CLO debt and equity tranches, and Oxford Square Capital Corp., a publicly-traded business development company that invests principally in CLOs and the debt of U.S.-based companies. Messrs, Cohen and Rosenthal also serve in the same positions at Oxford Lane Management, LLC, the investment adviser to Oxford Lane Capital Corp., and Oxford Square Management, LLC, the investment adviser to Oxford Square Capital Corp. Charles M. Royce is a non-managing member, of Oxford Square Management, LLC and Oxford Lane Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of the Fund’s portfolio on the one hand, and their respective obligations to manage Oxford Lane Capital Corp. and Oxford Square Capital Corp. on the other hand. Mr. Cohen also serves as the Chief Executive Officer of Oxford Gate Management, LLC, the investment adviser to Oxford Bridge II, LLC and the Oxford Gate Funds. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Rosenthal has also served as President of Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets
Oxford Lane Capital Corp.	Closed-end management investment company	CLO debt and equity	$2.6 billion(1)
Oxford Square Capital Corp.	Business development company	Principally CLOs and debt investments in U.S. based companies	$314.7 million(1)
Oxford Bridge II, LLC	Private fund	CLO debt and equity	$0.5 million(1)
Oxford Gate Master Fund, LLC	Private fund	CLO debt and equity	$107.3 million(1)(2)

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(1)      Gross assets are calculated as of September 30, 2025.

(2)      Includes the gross assets of Oxford Gate, LLC and Oxford Gate (Bermuda), LLC.

The following information pertains to the members of Oxford Park Management’s investment team:

Jonathan H. Cohen has served as Chief Executive Officer and Director of the Fund and Chief Executive Officer of Oxford Park Management since February 2023. Mr. Cohen has also served as Chief Executive Officer of Oxford Lane Capital Corp. and Oxford Lane Management, LLC, Oxford Lane Capital Corp.’s investment adviser, since 2010. He has also served as Chief Executive Officer of Oxford Square Capital Corp. and Oxford Square Management, LLC and as the managing member of Oxford Funds since 2003. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC (“Oxford Gate Management”) the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Cohen is also a member of the Board of Directors of the Fund, Oxford Lane Capital Corp. and Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as and Director President of the Fund and President of Oxford Park Management since February 2023. Mr. Rosenthal has also served as President of Oxford Lane Capital Corp. and Oxford Lane Management, Oxford Lane Capital Corp.’s investment adviser, since 2010 and as President of Oxford Square Capital Corp. and Oxford Square Management since 2004. Mr. Rosenthal has also served as President of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal is also a member of the Board of Directors of the Fund and Oxford Lane Capital Corp. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Kevin P. Yonon.    Mr. Yonon is a Managing Director, Portfolio Manager of Oxford Park Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Square Management, the investment adviser to Oxford Square Capital Corp. and at Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.    Mr. Kupka is a Managing Director of Oxford Park Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Square Management, the investment adviser to Oxford Square Capital Corp. and at Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a B.S. in Mechanical Engineering from the University of Pennsylvania, where he was the Abel and Bernstein Class of 1945 Scholarship Recipient.

Hooman Banafsheha.    Mr. Banafsheha is a Principal of Oxford Park Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Square Management, the investment adviser to Oxford Square Capital Corp. and at Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude, and an M.B.A. from the MIT Sloan School of Management. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Brian Aleska.    Mr. Aleksa is a Vice President for Oxford Park Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Square Management, the investment adviser to Oxford Square Capital Corp. and at Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Aleksa was a Senior Analyst in the Capital Markets group at CBA Commercial. He received a B.A. in Accounting and Finance from Franklin & Marshall College.

Tyler Vallie.    Mr. Vallie is an Associate for Oxford Park Management, and also holds the same position at Oxford Lane Management, the investment adviser to Oxford Lane Capital Corp., Oxford Square Management, the investment adviser to Oxford Square Capital Corp. and at Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. Previously, Mr. Vallie was an Operations Associate on the Operations team at Chilton Investment Company. He received a B.A. in Economics from Marist College.

Compensation

None of Oxford Park Management’s investment personnel receive any direct compensation from the Fund in connection with the management of its portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in Oxford Funds, the managing member of Oxford Park Management, are entitled to a portion of any profits earned by Oxford Park Management, which includes any fees payable to Oxford Park Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Park Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Park Management in connection with the management of the Fund’s portfolio. The compensation paid by Oxford Park Management to certain other investment personnel includes: (i) annual base salary and (ii) portfolio-based performance award.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16.     Controls and Procedures.

(a)     Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation

Not applicable

Item 19.     Exhibits.

(a)(1)	Registrant has posted its current Code of Ethics on its website at https://www.oxfordparkincome.com.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD PARK INCOME FUND, INC.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer (Principal Executive Officer) Date: November 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer (Principal Executive Officer) Date: November 25, 2025
By:	/s/ Bruce L. Rubin
Bruce L. Rubin Chief Financial Officer (Principal Financial Officer) Date: November 25, 2025